UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06279

Harris Associates Investment Trust

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of principal executive offices) (Zip code)

Kristi L. Rowsell Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319	Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600
(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 646-3600

Date of fiscal year end: 09/30/20

Date of reporting period: 03/31/20

Item 1. Reports to Shareholders.

OAKMARK FUNDS

SEMI-ANNUAL REPORT | MARCH 31, 2020

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2020 Semi-Annual Report

TABLE OF CONTENTS

Fund Expenses	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	7
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Equity and Income Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Fund
Summary Information	22
Portfolio Manager Commentary	23
Schedule of Investments	25
Oakmark Global Select Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Commentary on Oakmark International and Oakmark International Small Cap Funds	32
Oakmark International Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Oakmark International Small Cap Fund
Summary Information	40
Portfolio Manager Commentary	41
Schedule of Investments	42
Financial Statements
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Notes to Financial Statements	64
Financial Highlights	74
Disclosure Regarding Investment Advisory Agreements Approval	88
Disclosures and Endnotes	92
Trustees and Officers	97

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from October 1, 2019 to March 31, 2020, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2020, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Ending Account Value (03/31/20)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$774.70	$4.04	$1,020.45	$4.60	0.91%
Advisor Class	$1,000.00	$775.20	$3.55	$1,021.00	$4.04	0.80%
Institutional Class	$1,000.00	$775.40	$3.24	$1,021.35	$3.69	0.73%
Service Class	$1,000.00	$773.70	$5.23	$1,019.10	$5.96	1.18%
Oakmark Select Fund
Investor Class	$1,000.00	$752.00	$4.51	$1,019.85	$5.20	1.03%
Advisor Class	$1,000.00	$752.70	$3.90	$1,020.55	$4.50	0.89%
Institutional Class	$1,000.00	$752.60	$3.68	$1,020.80	$4.24	0.84%
Service Class	$1,000.00	$750.90	$5.65	$1,018.55	$6.51	1.29%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$825.20	$3.79	$1,020.85	$4.19	0.83%
Advisor Class	$1,000.00	$826.10	$3.20	$1,021.50	$3.54	0.70%
Institutional Class	$1,000.00	$826.00	$2.92	$1,021.80	$3.23	0.64%
Service Class	$1,000.00	$824.20	$4.97	$1,019.55	$5.50	1.09%
Oakmark Global Fund
Investor Class	$1,000.00	$721.50	$5.16	$1,019.00	$6.06	1.20%
Advisor Class	$1,000.00	$721.80	$4.61	$1,019.65	$5.40	1.07%
Institutional Class	$1,000.00	$722.20	$4.39	$1,019.90	$5.15	1.02%
Service Class	$1,000.00	$720.50	$6.32	$1,017.65	$7.41	1.47%
Oakmark Global Select Fund
Investor Class	$1,000.00	$774.80	$5.28	$1,019.05	$6.01	1.19%
Advisor Class	$1,000.00	$775.70	$4.75	$1,019.65	$5.40	1.07%
Institutional Class	$1,000.00	$775.70	$4.44	$1,020.00	$5.05	1.00%
Oakmark International Fund
Investor Class	$1,000.00	$687.40	$4.22	$1,020.00	$5.05	1.00%
Advisor Class	$1,000.00	$687.80	$3.84	$1,020.45	$4.60	0.91%
Institutional Class	$1,000.00	$688.00	$3.46	$1,020.90	$4.14	0.82%
Service Class	$1,000.00	$686.70	$5.36	$1,018.65	$6.41	1.27%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$694.20	$6.10	$1,017.80	$7.26	1.44%
Advisor Class	$1,000.00	$693.70	$5.63	$1,018.35	$6.71	1.33%
Institutional Class	$1,000.00	$694.20	$5.29	$1,018.75	$6.31	1.25%
Service Class	$1,000.00	$693.30	$7.24	$1,016.45	$8.62	1.71%

*  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 183 and divided by 366 (to reflect one-half year period)

Oakmark.com 1

Oakmark and Oakmark Select Funds  March 31, 2020

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Halfway through the quarter, the stock market seemed poised to continue its strong 2019 performance, though at a somewhat muted rate of increase. The S&P 5001 was up 3% and the Oakmark Fund hit a new all-time high NAV on February 12, even though growth stocks still dominated over value. We had little portfolio turnover as most of our holdings were selling at prices between our established buy and sell targets. Then, the bottom fell out. From February 20 through March 23, the S&P 500 declined 34%, the fastest drop of that magnitude in history.

The expected downturn in GDP, which many thought was overdue, will not occur because of excesses in the economy, but because of a voluntary shutdown to avoid a worst-case death toll from the coronavirus pandemic, COVID-19. A new vocabulary quickly emerged, including terms like "flatten the curve," "social distancing" and "shelter in place." Epidemiologists became TV stars, tourism stopped on a dime, schools were closed, workers were told to stay home, the oil market collapsed, corporate bond spreads exploded and investors grew more worried about the banking system than they had been since 2008. Our Funds performed poorly in both absolute and relative terms as the companies we thought were cheapest before the decline tended to be those that were viewed as benefitting the most from a continued strong economy.

We were unusually active in the second half of the quarter. We believe that extreme market volatility allowed us to increase the fundamental attractiveness of our portfolio. We were able to buy stocks in companies we believed offered greater undervaluation, higher quality or stronger balance sheets (and, in some cases, offered all three) than the companies we were selling. When markets make such extreme moves, desperate investors who need cash have to sell, and those with cash are able to buy—in contrast to normal conditions when trades tend to occur because investors have different time horizons or opinions on a stock's long-term value. In the past quarter, we often purchased from desperate sellers, using assets from our cash reserves or from selling off some of our holdings that had performed relatively well. To highlight the opportunities available: typically, we at Oakmark buy stocks priced at less than 60% of our estimate of business value and sell them when their price exceeds 90% of that value. During the past few weeks, we were selling stocks priced at 60% or more of our estimate of business value and buying companies priced at less than 40%. To us, these are incredibly compelling opportunities.

Amidst this turmoil, the financial media has been full of speculation as to whether or not the stock market bottom has been reached. We don't believe anyone knows and we know that we don't know either. Earlier this month, we wrote a note (https://oakmark.com/news-insights/responding-to-a-crisis/) reminding Oakmark shareholders that we don't consider mar-

ket timing to be a skill of ours, so instead we consistently encourage portfolio rebalancing. Today, that likely means selling assets that have performed well, like Treasury bonds, and using the proceeds to buy assets that have underperformed, like stocks. That restores the portfolio balance that existed prior to the stock market's downturn. In our personal accounts, most of the Oakmark portfolio managers bought more of the Oakmark Funds to rebalance our own investments.

As we look to the new quarter, we anticipate that our trading activity will remain at an elevated level as we continue to adjust to changing stock prices and capture the tax losses created by the downturn. We will also look even more closely at the management teams running our companies. We only invest in those companies that we believe are being managed to maximize long-term business value per share. We will evaluate what our companies accomplish during this downturn and revise our management quality ratings accordingly.

When we look back to 2008, some companies completed strategic acquisitions that were only possible because of the financial crisis: Wells Fargo purchased Wachovia, Liberty Media bought Sirius XM, Comcast bought NBC Universal and Berkshire Hathaway bought Burlington Northern. In hindsight, each of these added significantly to the acquirer's per share value. Other companies, such as Netflix, took advantage of their own depressed share price to reduce the number of shares outstanding, increasing each remaining share's percentage ownership. From late 2007 through 2010, Netflix repurchased 27% of its outstanding shares at an average price of $6 per share. Netflix today is priced at $372 per share, more than 60 times the repurchase price. We have no doubt that many of our companies will be looking for the value-enhancing opportunities created by this economic downturn.

On a final note, I want to express my thanks to the Harris Associates IT team. We've never been a work-from-home firm, believing that the corporate culture we so jealously guard would be eroded without the shared experience of being in the office together. Despite that, to protect our employees and our investors, we went to a work-from-home mandate a week before the city of Chicago did. It was no small task to make sure that all of our 200 employees could seamlessly communicate with each other, that our many data feeds were fully accessible and that we could execute the increased trading volume that we expected in a high volatility environment. It went off without a hitch.

Our analyst group has remained connected via daily group chats and weekly Zoom happy hours. With virtual meetings, we have maintained our tradition of sharing great lunchtime conversations as a team. It isn't perfect, so don't expect us to ever be one of those firms that works primarily from home. But given what I've heard from friends at other investment firms,

See accompanying Disclosures and Endnotes on page 92.

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  March 31, 2020

Portfolio Manager Commentary (continued)

we've been able to maintain our usual routines better than most. And to all my colleagues at Harris Associates, if nothing else positive comes from this, working from home has made me extremely grateful for the wonderful bunch of people I typically get to see every day. I miss you all and look forward to the day we can be back in the office together.

We are hopeful that three months from now, when you read our second-quarter commentary, the Cubs will be playing baseball, we will be eating inside of restaurants and we will all be rescheduling the trips we've had to cancel. If that has happened, we believe the economy will likely recover quickly as will the stock market. But if it takes longer to return to normal, know that we have weighted our portfolios toward companies that we believe can survive a longer downturn and that we fully expect can emerge stronger on the other side.

See accompanying Disclosures and Endnotes on page 92.

Oakmark.com 3

Oakmark Fund  March 31, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	-30.42%	-21.69%	-3.55%	1.33%	7.78%	10.95%	08/05/91
S&P 500 Index	-19.60%	-6.98%	5.10%	6.73%	10.53%	9.08%
Dow Jones Industrial Average[2]	-22.73%	-13.38%	4.42%	6.86%	10.00%	9.78%
Lipper Large Cap Value Fund Index[3]	-25.98%	-16.31%	-1.10%	2.37%	7.25%	7.77%
Oakmark Fund (Advisor Class)	-30.40%	-21.62%	-3.45%	N/A	N/A	-1.44%	11/30/16
Oakmark Fund (Institutional Class)	-30.38%	-21.56%	-3.39%	N/A	N/A	-1.39%	11/30/16
Oakmark Fund (Service Class)	-30.47%	-21.89%	-3.81%	1.03%	7.45%	6.12%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class A	3.8
Netflix, Inc.	3.4
Bank of America Corp.	3.4
Comcast Corp., Class A	3.1
Citigroup, Inc.	3.1
Facebook, Inc., Class A	3.0
The Charles Schwab Corp.	2.9
State Street Corp.	2.8
Capital One Financial Corp.	2.6
TE Connectivity, Ltd.	2.5
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	53
Net Assets	$10.2 billion
Weighted Average Market Cap	$117.1 billion
Median Market Cap	$30.4 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	0.92%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	0.88%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Financials	30.2
Communication Services	16.7
Information Technology	13.4
Consumer Discretionary	11.8
Industrials	8.7
Health Care	7.7
Energy	3.1
Consumer Staples	2.3
Short-Term Investments and Other	6.1

See accompanying Disclosures and Endnotes on page 92.

4 OAKMARK FUNDS

Oakmark Fund  March 31, 2020

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakmx@oakmark.com

Market volatility spiked during the first quarter of 2020 due to the considerable economic and social impact from the coronavirus. The Oakmark Fund declined 30% during the quarter, trailing the 20% decline for the S&P 5001. Significant market volatility pushed share prices well below our estimates of intrinsic value and, therefore, we believe our portfolio is more attractively valued today than it was before the downturn. This has given us the opportunity to rebalance the portfolio toward companies with higher risk-adjusted returns, largely by trimming shares of our holdings that withstood the downturn relatively well. In one example of this value-enhancing rebalancing, we trimmed our position in Regeneron Pharmaceuticals, up 30% for the quarter, and added to our position in American International Group (AIG), which is down over 50%. With Regeneron moving up and AIG moving down, our estimate of AIG's long-term expected return is four times higher than Regeneron's.

As value investors, we always view heightened volatility as an opportunity to upgrade the portfolio, whether through rebalancing existing holdings, as with Regeneron and AIG, or by adding attractive new names to the portfolio when valuations become compelling. During the quarter, we added four new holdings to the portfolio (see below) and we eliminated our position in American Airlines because of uncertainty about its near-term cash flows and its likely need for restrictive government assistance. Sectors that detracted the least from our first-quarter returns were consumer staples and health care and our largest detractors were financials and consumer discretionary. Regeneron and Netflix were our best individual contributors for the quarter and the past six months, which seems fitting since both turned out to be well-positioned for a medical/quarantine crisis. Ally Financial and Citigroup were our worst contributors for the quarter, while Ally and Apache were our worst contributors for the past six months. Apache was impacted by declining oil prices, while Citigroup and Ally were impacted by falling interest rates.

Before we discuss our new holdings, I wanted to send a big thank you to the whole Harris Associates team! Unprecedented times have been met with an unprecedented effort and positive attitude by our amazing people. In this new work-from-home environment, our teams are working with focused diligence and communicating well internally and externally.

American Express Company (AXP-$90)

American Express has improved its cardholder value proposition in recent years by making significant investments in merchant acceptance, cardholder rewards and services, and small business payment tools. These efforts have accelerated both new card issuance and cardholder spending, and management has committed to reinvesting a portion of these incremental profits into further improvements in the company's value proposition. We believe this virtuous cycle of growth and reinvestment will allow American Express to continue growing its business at a high single-digit pace in the coming years while investing enough to protect the business from competitive threats. The organic growth that we expect, combined with potential share repurchases, should result in double-digit EPS5 growth in a typical year, while the company's high returns and low credit risk should result in peer-leading results during the inevitable downturns. Management is making the right investments for the long term while also returning excess capital to shareholders. The shares are currently trading at just 11x last year's EPS, which we believe is too cheap for this caliber of business.

Match Group, Inc. (MTCH-$67)

Match Group operates a portfolio of the world's leading online dating brands. The company's flagship brand, Tinder, is the top dating platform in the world and holds a wide lead over its next largest competitors—several of which are also owned by Match. Because online dating is a network-effect business where each user makes the platform more valuable for others, we believe a market leader like Tinder has significant scale advantages. We believe this puts Tinder in an excellent position to address the more than 50% of singles in the U.S. and Europe who still haven't tried online dating. We also believe Tinder's monetization potential is underappreciated as its "freemium" model means the vast majority of users currently pay nothing for the service. With over 60% of its users active six days per week, the opportunity to increase adoption of paid features is substantial. Match is growing revenue in the high teens and the company has minimal capital requirements and operating margins that are already above 30%. We don't believe Match's current valuation reflects the company's combination of exceptional economics and long-term prospects.

Pinterest, Inc. Class A (PINS-$15)

Pinterest is an online discovery tool with a large and growing user base who visit the site to find ideas and inspiration for their personal tastes, interests and hobbies. We believe it is also an attractively valued investment opportunity as it has recently fallen to $14 per share from its high of $36 per share, which it hit last summer. Unlike many consumer internet companies, users and advertisers are fundamentally aligned on the site. Pinterest provides its users with information that they are actually looking for as opposed to trying to distract them from a newsfeed or chats with friends. The company also gives advertisers access to an audience of people with high commercial intent along with the ability to integrate ads in a natural way. Although Pinterest has more than 300 million active users from around the world each month, the company is in the early days of monetizing its platform. We believe that its shares are currently trading at a material discount to the company's intrinsic

See accompanying Disclosures and Endnotes on page 92.

Oakmark.com 5

Oakmark Fund  March 31, 2020

Portfolio Manager Commentary (continued)

value when benchmarking revenue and margin potential against its more mature internet competitors.

Workday, Inc. Class A (WDAY-$140)

Workday is the global leader in cloud-based software for human resources and finance departments at large enterprises. Around the world, businesses are embracing cloud computing to reduce costs and improve performance. When large companies transition their HR and finance applications to the cloud, they overwhelmingly choose Workday. Indeed, the company's HR software boasts over 70% market share of cloud deployments in the Fortune 500. As the global software market steadily transitions to cloud, we believe Workday will have a clear path to significant revenue growth. Despite the company's dominant competitive position and trajectory for sustained long-term growth, the stock trades at a lower multiple of revenue than other software companies that don't share Workday's competitive advantages. We view today's discount as an opportunity to invest in one of the world's most innovative companies at a reasonable price.

See accompanying Disclosures and Endnotes on page 92.

6 OAKMARK FUNDS

Oakmark Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.9%
FINANCIALS - 30.2%
DIVERSIFIED FINANCIALS - 20.0%
The Charles Schwab Corp.	8,700	$292,484
State Street Corp.	5,351	285,037
Capital One Financial Corp.	5,274	265,915
Ally Financial, Inc.	15,923	229,770
Moody's Corp.	1,085	229,493
The Bank of New York Mellon Corp.	5,836	196,541
S&P Global, Inc.	798	195,447
American Express Co.	2,004	171,588
The Goldman Sachs Group, Inc.	1,105	170,822
		2,037,097
BANKS - 8.3%
Bank of America Corp.	16,276	345,529
Citigroup, Inc.	7,494	315,652
Wells Fargo & Co.	6,580	188,857
		850,038
INSURANCE - 1.9%
American International Group, Inc.	7,787	188,844
		3,075,979
COMMUNICATION SERVICES - 16.7%
MEDIA & ENTERTAINMENT - 16.7%
Alphabet, Inc., Class A (a)	333	387,063
Netflix, Inc. (a) (b)	933	350,379
Comcast Corp., Class A	9,209	316,609
Facebook, Inc., Class A (a)	1,826	304,643
Charter Communications, Inc., Class A (a)	492	214,446
Match Group, Inc. (a)	1,504	99,311
Pinterest, Inc., Class A (a)	2,202	33,996
		1,706,447
INFORMATION TECHNOLOGY - 13.4%
SOFTWARE & SERVICES - 7.6%
Gartner, Inc. (a)	1,666	165,884
Visa, Inc., Class A	881	141,898
Mastercard Inc., Class A	542	130,998
DXC Technology Co.	9,139	119,265
Automatic Data Processing, Inc.	799	109,194
Workday, Inc., Class A (a)	827	107,666
		774,905
TECHNOLOGY HARDWARE & EQUIPMENT - 3.3%
TE Connectivity, Ltd.	4,076	256,691
Apple, Inc.	319	81,220
		337,911
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
Intel Corp.	2,389	129,287
Texas Instruments, Inc.	1,285	128,450
		257,737
		1,370,553
	Shares	Value
CONSUMER DISCRETIONARY - 11.8%
RETAILING - 4.7%
Booking Holdings, Inc. (a)	191	$256,418
eBay, Inc.	4,676	140,552
Qurate Retail, Inc., Class A (a)	13,030	79,550
		476,520
AUTOMOBILES & COMPONENTS - 4.4%
General Motors Co.	8,446	175,508
Fiat Chrysler Automobiles N.V.	20,120	144,664
Aptiv PLC	2,036	100,263
Delphi Technologies PLC (a)	3,455	27,814
		448,249
CONSUMER SERVICES - 2.7%
Hilton Worldwide Holdings, Inc.	2,572	175,520
MGM Resorts International	8,700	102,657
		278,177
		1,202,946
INDUSTRIALS - 8.7%
CAPITAL GOODS - 8.0%
Parker-Hannifin Corp.	1,800	233,574
Cummins, Inc.	1,472	199,191
General Electric Co.	24,484	194,404
Caterpillar, Inc.	1,620	187,962
		815,131
TRANSPORTATION - 0.7%
FedEx Corp.	624	75,630
		890,761
HEALTH CARE - 7.7%
HEALTH CARE EQUIPMENT & SERVICES - 5.5%
Humana, Inc.	678	212,905
CVS Health Corp.	3,278	194,494
HCA Healthcare, Inc.	1,683	151,217
		558,616
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.2%
Regeneron Pharmaceuticals, Inc. (a) (b)	464	226,516
		785,132
ENERGY - 3.1%
EOG Resources, Inc.	2,996	107,633
Concho Resources, Inc.	2,480	106,251
Diamondback Energy, Inc.	2,200	57,640
Apache Corp.	10,795	45,122
		316,646
CONSUMER STAPLES - 2.3%
FOOD, BEVERAGE & TOBACCO - 2.3%
Constellation Brands, Inc., Class A	1,637	234,738
TOTAL COMMON STOCKS - 93.9% (COST $8,611,599)		9,583,202

See accompanying Notes to Financial Statements.

Oakmark.com 7

Oakmark Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENT - 6.5%
REPURCHASE AGREEMENT - 6.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/20 due 04/01/20, repurchase price $671,078, collateralized by a United States Treasury Note, 1.500% due 09/15/22, value plus accrued interest of $684,500 (Cost: $671,078)	$671,078	$671,078
TOTAL SHORT-TERM INVESTMENTS - 6.5% (COST $671,078)		671,078
TOTAL INVESTMENTS - 100.4% (COST $9,282,677)		10,254,280
Foreign Currencies (Cost $0) - 0.0% (c)		0	(d)
Liabilities In Excess of Other Assets - (0.4)%		(45,684)
TOTAL NET ASSETS - 100.0%		$10,208,596

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

8 OAKMARK FUNDS

Oakmark Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Netflix, Inc.	$400.00	06/19/20	(3,000)	$(112,650)	$(6,210)	$(7,091)	$881
Netflix, Inc.	410.00	06/19/20	(2,000)	(75,100)	(3,355)	(4,438)	1,083
Netflix, Inc.	430.00	06/19/20	(16)	(601)	(17)	(32)	15
Regeneron Pharmaceuticals, Inc.	465.00	05/15/20	(1,387)	(67,726)	(6,727)	(3,861)	(2,866)
Regeneron Pharmaceuticals, Inc.	480.00	05/15/20	(463)	(22,608)	(1,873)	(1,174)	(699)
Regeneron Pharmaceuticals, Inc.	525.00	05/15/20	(1,000)	(48,829)	(1,790)	(2,617)	827
				$(327,514)	$(19,972)	$(19,213)	$(759)

See accompanying Notes to Financial Statements.

Oakmark.com 9

Oakmark Select Fund  March 31, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	-32.53%	-24.08%	-10.08%	-3.41%	5.68%	9.58%	11/01/96
S&P 500 Index	-19.60%	-6.98%	5.10%	6.73%	10.53%	7.73%
Lipper Multi-Cap Value Fund Index[6]	-29.78%	-21.71%	-5.38%	-0.83%	5.72%	5.90%
Oakmark Select Fund (Advisor Class)	-32.51%	-23.98%	-9.95%	N/A	N/A	-7.46%	11/30/16
Oakmark Select Fund (Institutional Class)	-32.51%	-23.97%	-9.93%	N/A	N/A	-7.43%	11/30/16
Oakmark Select Fund (Service Class)	-32.60%	-24.25%	-10.30%	-3.68%	5.37%	6.25%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class A	10.3
CBRE Group, Inc., Class A	7.9
Netflix, Inc.	6.7
Charter Communications, Inc., Class A	6.4
Citigroup, Inc.	5.7
Regeneron Pharmaceuticals, Inc.	5.7
Bank of America Corp.	4.9
Ally Financial, Inc.	4.6
Facebook, Inc., Class A	4.4
TE Connectivity, Ltd.	4.2
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	23
Net Assets	$3.3 billion
Weighted Average Market Cap	$163.1 billion
Median Market Cap	$23.1 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.07%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	1.00%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Communication Services	27.8
Financials	21.9
Consumer Discretionary	13.1
Real Estate	7.9
Health Care	5.7
Information Technology	5.3
Consumer Staples	4.2
Industrials	4.0
Energy	3.3
Short-Term Investments and Other	6.8

See accompanying Disclosures and Endnotes on page 92.

10 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2020

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was down 33% for the quarter, trailing the S&P 500 Index's1 negative 20% return, in a quarter in which the Russell 1000 Value Index7 underperformed the Russell 1000 Growth Index8 by 13%. As Bill Nygren pointed out in his quarterly commentary (https://oakmark.com/news-insights/bill-nygren-market-commentary-1q20/), what started out as a relatively benign quarter turned terrible from late February onwards.

Our top contributor in the quarter and over the past six months was Regeneron Pharmaceuticals. The company is at the forefront of developing potential coronavirus treatments. The relative attractiveness of Regeneron stock has diminished substantially given its strong outperformance, but we still believe the company is selling at a discount to our estimate of its intrinsic value. Our largest detractor for the quarter was CBRE Group, which declined as the company's leasing and capital markets segments are directly exposed to the current cessation of economic activity. We still find CBRE an attractive investment. The company's outsourcing segment is less cyclical than other parts of its business and should be a durable source of cash flows during the downturn. CBRE has low net debt and significant liquidity. Rather than fighting for survival, its management team will likely be acting opportunistically to add per share value through this downturn. Our largest detractor for the past six months was Ally Financial as economic slowdown fears and falling interest rates pushed the company and our other financial stocks lower.

As you would expect during a period of rapidly changing prices and an evolving fundamental landscape, our trading has been much more active than usual. We took advantage of the extreme market volatility by adding four new positions: Booking Holdings, Constellation Brands, EOG Resources, and Facebook. We also initiated the sales of three others: American Airlines, Fiat Chrysler, and Concho Resources. We believe that by making these trades, we've increased the aggregate undervaluation at which the Fund trades relative to our estimate of value and improved the tax position of the Fund, all while upgrading the median balance sheet and business quality of the portfolio.

Booking Holdings is a global leader in the online travel industry. The company's share price has come under pressure due to concerns about the coronavirus' impact on global travel demand. While the company's near-term results will be significantly impacted by current travel restrictions implemented throughout the world, we believe the company's strong balance sheet and flexible cost structure will enable it to successfully navigate the steep decline in near-term demand and likely emerge even stronger once conditions improve. We expect demand for leisure travel to eventually fully recover, and on our forward earnings estimates in a more normal leisure travel mar-

ket, Booking trades at a meaningful discount to the S&P 500 Index, despite its superior growth outlook, strong competitive advantages, and high returns on incremental capital.

Constellation Brands is the largest imported beer company in the U.S. and one of the country's leading wine producers. Over the past five years, the company's beer segment, which includes brands, such as Corona, Modelo, and Pacifico, grew its revenue at an impressive 11% CAGR9 during a period in which industry volumes remained relatively flat. Constellation trades at a meaningful discount to other consumer packaged goods companies, which are experiencing slow to no growth. We are grateful for the opportunity to invest in an above-average business at a below-average price.

EOG Resources is the largest independent onshore oil producer in the U.S. Although there are many inexpensive companies in the energy space, few, in our view, can match EOG's combination of balance sheet strength, management ability, and diversified asset base. It is a conservatively run company with minimal leverage and efficient operations, which is highly likely to make it through this tough period unscathed. EOG is trading at a larger discount than peers to our estimate of the value of its current asset base, and it has a management team with a long history of creating shareholder value through opportunistic portfolio actions in times like these.

Facebook controls the world's most dominant social networking platforms, Facebook and Instagram. The company's unprecedented global reach and ad-targeting capabilities have made Facebook and Instagram some of the most sought after and effective advertising platforms ever created. Although the company will not be immune to the near-term disruption caused by the coronavirus, we believe the long-term outlook for its digital advertising remains as bright as ever. Facebook is trading at a discount to the S&P 500 Index on our two-year forward estimates, even though those estimates include no contribution from valuable assets, like WhatsApp and Messenger (among others), which Facebook has yet to monetize. We believe this is an attractive valuation for a company that is projected to grow its revenue in the double digits for the foreseeable future, and we believe that Facebook's operating margin potential is substantially higher than what the company is likely to report in the coming years.

Thank you, our fellow shareholders, for your continued investment in our Fund.

See accompanying Disclosures and Endnotes on page 92.

Oakmark.com 11

Oakmark Select Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.2%
COMMUNICATION SERVICES - 27.8%
MEDIA & ENTERTAINMENT - 27.8%
Alphabet, Inc., Class A (a)	289	$335,816
Netflix, Inc. (a) (b)	576	216,363
Charter Communications, Inc., Class A (a)	479	208,993
Facebook, Inc., Class A (a)	860	143,448
		904,620
FINANCIALS - 21.9%
BANKS - 10.6%
Citigroup, Inc.	4,412	185,833
Bank of America Corp.	7,501	159,238
		345,071
DIVERSIFIED FINANCIALS - 8.0%
Ally Financial, Inc.	10,280	148,340
Capital One Financial Corp.	2,235	112,684
		261,024
INSURANCE - 3.3%
American International Group, Inc.	4,419	107,168
		713,263
CONSUMER DISCRETIONARY - 13.1%
RETAILING - 5.8%
Booking Holdings, Inc. (a)	95	127,805
Qurate Retail, Inc., Class A (a)	9,944	60,711
		188,516
CONSUMER SERVICES - 4.3%
Hilton Worldwide Holdings, Inc.	1,166	79,600
MGM Resorts International	5,147	60,735
		140,335
AUTOMOBILES & COMPONENTS - 3.0%
Lear Corp.	1,200	97,500
		426,351
REAL ESTATE - 7.9%
CBRE Group, Inc., Class A (a)	6,845	258,108
HEALTH CARE - 5.7%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.7%
Regeneron Pharmaceuticals, Inc. (a) (b)	379	185,257
INFORMATION TECHNOLOGY - 5.3%
TECHNOLOGY HARDWARE & EQUIPMENT - 4.2%
TE Connectivity, Ltd.	2,188	137,796
SOFTWARE & SERVICES - 1.1%
Mastercard Inc., Class A	140	33,819
		171,615
	Shares	Value
CONSUMER STAPLES - 4.2%
FOOD, BEVERAGE & TOBACCO - 4.2%
Constellation Brands, Inc., Class A	941	$134,930
INDUSTRIALS - 4.0%
CAPITAL GOODS - 4.0%
General Electric Co.	16,240	128,946
ENERGY - 3.3%
EOG Resources, Inc.	1,724	61,919
Apache Corp.	6,100	25,498
Concho Resources, Inc.	498	21,358
		108,775
TOTAL COMMON STOCKS - 93.2% (COST $2,700,574)		3,031,865
	Par Value	Value
SHORT-TERM INVESTMENTS - 6.2%
REPURCHASE AGREEMENT - 6.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/20 due 04/01/20, repurchase price $202,004, collateralized by a United States Treasury Note, 1.750% due 12/31/26, value plus accrued interest of $206,046 (Cost: $202,004)	$202,004	202,004
TOTAL SHORT-TERM INVESTMENTS - 6.2% (COST $202,004)		202,004
TOTAL INVESTMENTS - 99.4% (COST $2,902,578)		3,233,869
Other Assets In Excess of Liabilities - 0.6%		18,111
TOTAL NET ASSETS - 100.0%		$3,251,980

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

See accompanying Notes to Financial Statements.

12 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Netflix, Inc.	$400.00	6/19/20	(800)	$(30,040)	$(1,656)	$(1,891)	$235
Netflix, Inc.	430.00	6/19/20	(6)	(225)	(6)	(12)	6
Regeneron Pharmaceuticals, Inc.	465.00	5/15/20	(713)	(34,815)	(3,458)	(1,985)	(1,473)
Regeneron Pharmaceuticals, Inc.	480.00	5/15/20	(237)	(11,572)	(959)	(601)	(358)
Regeneron Pharmaceuticals, Inc.	525.00	5/15/20	(550)	(26,856)	(985)	(1,440)	455
				$(103,508)	$(7,064)	$(5,929)	$(1,135)

See accompanying Notes to Financial Statements.

Oakmark.com 13

Oakmark Equity and Income Fund  March 31, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	-22.03%	-14.48%	-2.14%	0.48%	4.65%	8.67%	11/01/95
Lipper Balanced Fund Index	-12.84%	-4.05%	2.82%	3.50%	6.25%	6.33%
S&P 500 Index	-19.60%	-6.98%	5.10%	6.73%	10.53%	8.33%
Barclays U.S. Govt./Credit Index	3.37%	9.82%	5.17%	3.54%	4.15%	5.28%
Oakmark Equity and Income Fund (Advisor Class)	-21.98%	-14.40%	-1.99%	N/A	N/A	-0.13%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	-21.98%	-14.35%	-1.95%	N/A	N/A	-0.09%	11/30/16
Oakmark Equity and Income Fund (Service Class)	-22.07%	-14.69%	-2.39%	0.20%	4.34%	6.84%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
General Motors Co.	4.3
Bank of America Corp.	4.2
TE Connectivity, Ltd.	4.0
Alphabet, Inc., Class A	3.9
Mastercard Inc., Class A	3.5
Nestlé SA	3.4
Philip Morris International, Inc.	3.2
CVS Health Corp.	2.9
BorgWarner, Inc.	2.2
Charter Communications, Inc., Class A	2.2
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	41
Net Assets	$8.1 billion
Weighted Average Market Cap	$138.5 billion
Median Market Cap	$20.6 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	0.91%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	0.81%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Consumer Discretionary	10.7
Financials	9.3
Health Care	9.0
Consumer Staples	8.1
Information Technology	7.5
Communication Services	7.0
Industrials	4.2
Real Estate	1.3
Materials	0.7
Energy	0.5
Total Equity Investments	58.3
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	22.4
Government and Agency Securities	16.0
Bank Loans	0.1
Total Fixed Income Investments	38.5
Short-Term Investments and Other	3.1

See accompanying Disclosures and Endnotes on page 92.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2020

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

The Pandemic Market

Fastest decline into a bear market ever. Shortest time spent in a bear market ever. Eight consecutive days when the market either rose or fell by over 4%. Largest one-day stock market gain since 1933. Second-largest one-day drop ever. A collapse in the price of oil. Remarkable individual stock volatility. Growth outperforms value by a near-record amount. Small- and mid-cap issues suffer major price declines, far in excess of large caps. The U.S. registers the largest number of weekly unemployment claims ever by a factor of more than three times. The Federal Reserve reduces the Fed funds rate to 0%. Congress passes an economic stimulus package of more than $2 trillion. We are truly living and investing in what we believe is an extraordinary time.

History teaches us that it takes time for the market to stabilize and regain its footing after such an amazing disruption. We believe that our proper course of action in such a time is to attempt to seize moments of extreme price dislocation and to improve the Fund's tax position for our taxable clients. To that end, we have been fairly active. Market turmoil has affected the Fund's asset allocation, and we are working to realign the portfolio appropriately. Our most important advice to clients during this tumultuous time is to take the same action we are—rebalance. If two months ago your asset allocation was appropriate for your circumstances, you probably need to act to return to that allocation.

The Oakmark Equity and Income Fund declined 22% in the quarter, which contrasts to a 13% loss for the Lipper Balanced Fund Index10, the Fund's performance benchmark. Value stocks' severe underperformance during the downturn was the main reason for this shortfall. For the fiscal six months, the Fund showed a loss of 17%, compared to 8% for the Lipper Index. The quarter's decline has dented the Fund's return since inception, but we are still pleased to report that it is 8.7%, while the corresponding return for the Lipper Index is 6.3%.

The only contributors to portfolio return in the quarter were Regeneron Pharmaceuticals, Oracle (sold) and Zimmer Biomet, a new purchase discussed below. Bank of America, General Motors, TE Connectivity, Citigroup and Ally Financial detracted most. For the first six months of the Fund's fiscal year, Regeneron, Charter Communications, UnitedHealth Group, Zimmer Biomet and Oracle were contributors, while General Motors, TE Connectivity, Ally Financial, Bank of America and Citigroup detracted most from return. The pandemic has caused investors to flee financial company stocks even though these companies have far stronger balance sheets than they had during the 2008 downturn. Combined with the extraordinary support that governments worldwide are throwing at the economy, these balance sheets should enable our financial holdings to fare well in this crisis.

Fixed Income Sector Review

In fixed income, the dizzying pace of developments stemming from the virus was remarkable. Corporate bond yields had been at an all-time low, underpinned by record unemployment and a benign growth outlook, but coronavirus concerns caused them to catapult to levels that implied a substantial U.S. corporate default cycle—greater than 20% by our estimation—and an imminent recession. Meanwhile, the Fed pivoted from voting on the merits of a 1.75% policy rate to dropping that same rate to 0% and announcing the largest monetary stimulus (~$4 trillion-$5 trillion) on record. Liquidity programs, like the Commercial Paper Funding Facility (CPFF), an artifact of the financial crisis, were dusted off and deployed alongside entirely new programs, such as the Primary Market Corporate Credit Facility (PMCCF). This was all in a matter of weeks. Despite the frenzy of market activity, we kept the Fund's fixed income exposures relatively stable during the quarter. Coming into the period, our views that corporate credit valuations were priced close to perfection had the Fund aligned in shorter duration, non-cyclical corporates, which protected us well during the historical jump in credit spreads. In addition, the portfolio's short-duration Treasury positioning helped dampen the overall portfolio volatility, but we missed out on the significant returns generated by longer dated government bonds during the period.

As we move forward, we see a compelling opportunity to trim our highest quality corporates, which have been relatively unscathed by the pandemic, and invest in securities whose issuers' business values we believe will largely remain intact as we emerge from this crisis. This doesn't go without a major caveat, however. Given the sudden stop to the economy, we are now hyper focused on companies' liquidity runways over the next 12 months to ensure that they will be solvent enough to realize their longer term valuations. As for Treasurys, the Fund missed out on some return over the past several years by adhering to a short duration, but nevertheless, we remain convinced that maintaining a short duration is the correct policy. We view the asymmetrical downside returns longer out on the curve as quite possibly the most skewed risk-versus-reward profile investors are facing across any major asset class in the market today. Yes, all-time low rates could persist for some time as we deal with the economic fallout from the coronavirus. On the other hand, the unprecedented global stimulus efforts, combined with a peak in coronavirus case rates, could prompt a long overdue return to fundamentals. If, as a result, there is a

See accompanying Disclosures and Endnotes on page 92.

Oakmark.com 15

Oakmark Equity and Income Fund  March 31, 2020

Portfolio Manager Commentary (continued)

stampede out of Treasurys that approaches the intensity of the stampede into them, rates will likely appreciate rapidly and long-duration investors could incur meaningful mark-to-market losses. In contrast to historical precedent, investors are now collecting close to zero in yield as they await which scenario will play out.

Equity Transaction Activity

The recent quarter's extreme volatility afforded us many opportunities to try to upgrade the equity portfolio and increase tax efficiency. In other words, trading was active. We initiated three new equity holdings and eliminated five. Our first new purchase was actually a return to a previous holding, Reinsurance Group of America (RGA). RGA is primarily in the business of reinsuring life insurance contracts. When the coronavirus began to be understood as a worldwide pandemic, RGA's share price collapsed to levels that, in our view, reflected a worst case scenario. Our discussions with management buttressed that assessment and we established a position at a price well below the company's book value. For an insurance company, RGA maintains an unusually conservative balance sheet and an investment portfolio with relatively few equities. We also like the company's management team, most of whom were in place when we last owned the stock three years ago.

Our second new purchase was Thor, a manufacturer of towable trailers and motorized recreational vehicles. The company controls the largest market share in this industry, followed by Warren Buffett's Berkshire Hathaway-owned Forest River in the second position and Winnebago at a distant third. Although some recreational industry products have struggled to penetrate the millennial and Generation-X markets, RVs have proven to be an exception. In fact, recent surveys show that the average age of RV owners is getting younger. In addition, the higher proportion of sport utility vehicles on the road today also benefits Thor, since most of these vehicles come outfitted with towing capability. Finally, camping continues to increase in popularity and RVs are the choice for many campers. We have followed the company for many years and respect its management team considerably. Impressively, Thor has never experienced a loss year, despite the cyclical nature of its business. We purchased the stock during the quarter at a low multiple of our estimate of trend earnings.

The third new purchase was Zimmer Biomet Holdings, the worldwide leader in orthopedic implements. The rationale for this purchase is unusually simple and coronavirus derived. As the world focuses on treating individuals infected with the virus, hospitals have postponed or canceled elective procedures, such as knee replacements. This development caused Zimmer stock to drop precipitously to levels that we find quite attractive. In normal times, joint replacement surgery is one of the most frequent Medicare procedures, and the aging Baby Boom generation makes it likely that these procedures will only become more common. (The author of this section of the report has had both knees replaced and can recommend the procedure.) We believe that most of these postponed procedures will eventually take place, though this is obviously dependent on the health care system first controlling the coronavirus. We like

Zimmer's management team and expect the company's reenergized new product development to be fruitful.

We eliminated our holdings in American Airlines, Diamondback Energy, EOG Resources, Oracle and WESCO International. All but Oracle produced tax losses that were used to offset previously taken capital gains. The pandemic has crushed demand for travel and American Airlines shares have suffered greatly. The oil price war between Saudi Arabia and Russia began just as the pandemic was developing, and the combination of economic slowdown and price war has impaired the prospects of U.S. energy companies, including Diamondback and EOG. Lastly, WESCO management may have committed to the most unfortunate transaction in the current economic and health crisis. The company engaged in an acquisition battle for Anixter, an electronics distributor, becoming the dubious winner of this battle in mid-January. This is a large deal for WESCO, requiring the issuance of shares and significant debt. As market turbulence increased in March, investors fled highly leveraged companies, including WESCO. Finally, we sold Oracle to accommodate purchases of more attractive issues.

Hello/Goodbye

With this report we welcome Adam Abbas, leader of our firm's fixed income team, as a co-manager of the Equity and Income Fund. Adam replaces Edward Wojciechowski, who has ably served as Fund co-manager for the past seven years. When Edward joined the team, he was Harris Associates' director of fixed income. Since then, he has moved on to different responsibilities. Although Edward has stepped down as a co-manager, we will continue to draw upon his investing acumen. Adam has served as a fixed income portfolio manager and analyst at several other firms. He joined Harris in 2019. Adam penned the "Fixed Income" section of this report. We look forward to his contributions to the Fund's success.

As always, we thank our fellow shareholders for investing in the Equity and Income Fund.

See accompanying Disclosures and Endnotes on page 92.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 58.3%
CONSUMER DISCRETIONARY - 10.7%
AUTOMOBILES & COMPONENTS - 8.2%
General Motors Co.	16,838	$349,894
BorgWarner, Inc.	7,384	179,960
Lear Corp.	1,433	116,393
Thor Industries, Inc.	414	17,469
		663,716
RETAILING - 1.6%
Foot Locker, Inc.	3,520	77,607
Booking Holdings, Inc. (a)	41	54,540
		132,147
CONSUMER DURABLES & APPAREL - 0.5%
Carter's, Inc.	664	43,664
CONSUMER SERVICES - 0.4%
MGM Resorts International	2,351	27,745
		867,272
FINANCIALS - 9.3%
BANKS - 6.3%
Bank of America Corp.	16,015	339,994
Citigroup, Inc.	4,007	168,779
		508,773
DIVERSIFIED FINANCIALS - 1.7%
Ally Financial, Inc.	6,708	96,792
State Street Corp.	752	40,038
		136,830
INSURANCE - 1.3%
American International Group, Inc.	2,653	64,325
Reinsurance Group of America, Inc.	532	44,729
		109,054
		754,657
HEALTH CARE - 9.0%
HEALTH CARE EQUIPMENT & SERVICES - 6.5%
CVS Health Corp.	3,955	234,665
UnitedHealth Group, Inc.	701	174,900
HCA Healthcare, Inc.	736	66,112
LivaNova PLC (a)	757	34,276
Zimmer Biomet Holdings, Inc.	214	21,621
		531,574
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.5%
Regeneron Pharmaceuticals, Inc. (a)	219	106,935
Agilent Technologies, Inc.	1,307	93,586
		200,521
		732,095
	Shares	Value
CONSUMER STAPLES - 8.1%
FOOD, BEVERAGE & TOBACCO - 8.1%
Nestlé SA (b)	2,687	$276,724
Philip Morris International, Inc.	3,575	260,861
Diageo PLC (b)	584	$74,200
Constellation Brands, Inc., Class A	313	44,829
		656,614
INFORMATION TECHNOLOGY - 7.5%
TECHNOLOGY HARDWARE & EQUIPMENT - 4.0%
TE Connectivity, Ltd.	5,118	322,344
SOFTWARE & SERVICES - 3.5%
Mastercard Inc., Class A	1,187	286,804
		609,148
COMMUNICATION SERVICES - 7.0%
MEDIA & ENTERTAINMENT - 7.0%
Alphabet, Inc., Class A (a)	275	319,304
Charter Communications, Inc., Class A (a)	412	179,803
Comcast Corp., Class A	2,120	72,886
		571,993
INDUSTRIALS - 4.2%
CAPITAL GOODS - 3.2%
Arconic, Inc.	7,839	125,891
Carlisle Cos., Inc.	648	81,207
Johnson Controls International plc	1,930	52,022
		259,120
TRANSPORTATION - 0.6%
Southwest Airlines Co.	1,321	47,026
COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
CoreLogic, Inc.	1,060	32,385
		338,531
REAL ESTATE - 1.3%
Gaming and Leisure Properties, Inc. REIT	2,319	64,265
The Howard Hughes Corp. (a)	887	44,804
		109,069
MATERIALS - 0.7%
Glencore PLC	35,440	53,640
ENERGY - 0.5%
PDC Energy, Inc. (a)	3,113	19,332
Apergy Corp. (a)	2,398	13,787
National Oilwell Varco, Inc.	1,202	11,820
		44,939
TOTAL COMMON STOCKS - 58.3% (COST $3,831,702)		4,737,958

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Equity and Income Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
GMAC Capital Trust I (c), 7.48% (3 mo. USD LIBOR + 5.785%)	$498	$10,204
TOTAL PREFERRED STOCKS - 0.1% (COST $13,007)		10,204
FIXED INCOME - 38.5%
CORPORATE BONDS - 22.4%
CONSUMER DISCRETIONARY - 5.3%
Adient US LLC, 144A 7.00%, due 05/15/26 (d)	15,965	14,768
Asbury Automotive Group, Inc, 144A 4.50%, due 03/01/28 (d)	1,600	1,360
Booking Holdings, Inc. 3.60%, due 06/01/26	14,730	14,366
3.55%, due 03/15/28	9,950	9,529
2.75%, due 03/15/23	6,965	6,830
BorgWarner, Inc. 4.625%, due 09/15/20	10,810	10,895
Boyd Gaming Corp. 6.00%, due 08/15/26	4,975	4,279
Caesars Resort Collection LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (d)	25,870	18,683
CCO Holdings LLC / CCO Holdings Capital Corp., 144A
4.75%, due 03/01/30 (d)	2,980	2,965
5.125%, due 05/01/27 (d)	250	251
Charter Communications Operating LLC / Charter Communications Operating Capital
3.579%, due 07/23/20	29,148	29,057
4.20%, due 03/15/28	9,950	10,175
4.50%, due 02/01/24	2,985	3,076
Choice Hotels International, Inc. 3.70%, due 12/01/29	12,515	10,012
Delphi Technologies PLC, 144A 5.00%, due 10/01/25 (d)	31,696	25,278
Dollar Tree, Inc. 2.536% (3 mo. USD LIBOR + 0.700%), due 04/17/20 (c)	2,322	2,322
Expedia Group, Inc. 5.00%, due 02/15/26	28,360	25,620
3.25%, due 02/15/30	10,830	9,066
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	4,123
General Motors Co. 4.875%, due 10/02/23	41,400	36,888
Hasbro, Inc. 3.55%, due 11/19/26	4,970	4,741
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, due 04/01/25	1,985	1,846
International Game Technology PLC, 144A 6.50%, due 02/15/25 (d)	19,600	17,344
6.25%, due 02/15/22 (d)	14,800	13,609
6.25%, due 01/15/27 (d)	200	174
	Par Value	Value
KFC Holding Co/Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A 5.25%, due 06/01/26 (d)	$1,000	$999
5.00%, due 06/01/24 (d)	1,000	980
Lear Corp. 4.25%, due 05/15/29	7,955	7,070
3.50%, due 05/30/30	6,950	6,017
Lithia Motors, Inc., 144A 4.625%, due 12/15/27 (d)	2,980	2,682
5.25%, due 08/01/25 (d)	1,990	1,731
Marriott International, Inc. 4.00%, due 04/15/28	9,761	9,023
3.60%, due 04/15/24	6,960	6,470
Penn National Gaming, Inc., 144A 5.625%, due 01/15/27 (d)	9,950	7,263
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	10,347
5.375%, due 12/01/24	3,580	2,949
Sands China, Ltd. 5.40%, due 08/08/28	5,000	4,681
5.125%, due 08/08/25	3,000	2,876
4.60%, due 08/08/23	2,000	2,045
Scientific Games International, Inc., 144A 5.00%, due 10/15/25 (d)	19,910	17,322
Starbucks Corp. 3.80%, due 08/15/25	9,950	10,551
4.00%, due 11/15/28	2,985	3,094
Station Casinos LLC, 144A 5.00%, due 10/01/25 (d)	1,990	1,657
Tapestry, Inc. 3.00%, due 07/15/22	12,145	11,744
4.125%, due 07/15/27	4,975	4,237
The Gap, Inc. 5.95%, due 04/12/21	1,965	1,790
The William Carter Co., 144A 5.625%, due 03/15/27 (d)	1,750	1,693
TJX Cos., Inc. 3.50%, due 04/15/25	4,965	5,075
Under Armour, Inc. 3.25%, due 06/15/26	12,565	10,651
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (d)	12,140	11,582
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	5,886
		427,672
FINANCIALS - 5.1%
Ally Financial, Inc. 3.875%, due 05/21/24	7,950	7,155
American Express Credit Corp. 2.60%, due 09/14/20	2,945	2,943
American International Group, Inc. 3.30%, due 03/01/21	14,665	14,676
Aon Corp. 5.00%, due 09/30/20	14,745	14,893
Bank of America Corp. 4.45%, due 03/03/26	5,000	5,385
BNP Paribas SA, 144A 7.625% (USD 5 Year Swap rate + 6.314%) (c) (d) (e)	5,000	4,881

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 38.5% (continued)
CORPORATE BONDS - 22.4% (continued)
Citigroup, Inc. 3.352%(3 mo. USD LIBOR + 0.897%), due 04/24/25 (c)	$22,860	$23,425
3.40%, due 05/01/26	15,000	15,628
4.05%, due 07/30/22	13,338	13,539
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	6,135
Credit Suisse Group AG, 144A 7.50%(USD 5 Year Swap rate + 4.598%) (c) (d) (e)	30,000	28,875
6.25%(USD 5 Year Swap rate + 3.455%) (c) (d) (e)	7,000	6,449
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	24,975
3.80%, due 06/09/23	14,750	14,911
E*TRADE Financial Corp. 2.95%, due 08/24/22	11,965	11,813
JPMorgan Chase & Co. 2.972%, due 01/15/23	29,765	30,247
3.031%(3 mo. USD LIBOR + 1.230%), due 10/24/23 (c)	19,910	19,271
3.514%(3 mo. USD LIBOR + 0.610%), due 06/18/22 (c)	14,940	15,182
Moody's Corp. 4.50%, due 09/01/22	13,040	13,367
2.625%, due 01/15/23	12,201	12,267
MSCI, Inc., 144A 5.375%, due 05/15/27 (d)	6,965	7,069
4.75%, due 08/01/26 (d)	5,925	5,836
5.75%, due 08/15/25 (d)	2,950	3,045
Principal Life Global Funding II, 144A 2.375%, due 11/21/21 (d)	6,970	6,835
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	5,146
S&P Global, Inc. 2.95%, due 01/22/27	9,810	9,812
4.00%, due 06/15/25	7,180	7,532
The Charles Schwab Corp. 3.25%, due 05/21/21	19,895	20,044
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	14,616	14,598
3.20%, due 02/23/23	7,000	7,130
3.545%(3 mo. USD LIBOR + 1.750%), due 10/28/27 (c)	2,975	2,678
2.625%, due 04/25/21	2,000	2,002
2.875%, due 02/25/21	1,000	1,004
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	15,088
3.007%(3 mo. USD LIBOR + 1.230%), due 10/31/23 (c)	8,603	8,208
Wells Fargo Bank NA 3.625%, due 10/22/21	10,000	10,274
		412,318
INDUSTRIALS - 2.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons , LP / Albertsons LLC, 144A 3.50%, due 02/15/23 (d)	10,920	10,751
	Par Value	Value
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (d)	$14,900	$15,659
BAT Capital Corp. 3.557%, due 08/15/27	6,965	6,560
Carrier Global Corp, 144A 2.242%, due 02/15/25 (d)	4,965	4,823
2.493%, due 02/15/27 (d)	4,965	4,736
Delta Air Lines, Inc. 3.40%, due 04/19/21	11,590	10,553
3.80%, due 04/19/23	9,425	8,857
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	13,826
4.00%, due 09/21/23	9,945	10,228
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26	16,915	15,900
4.875%, due 01/15/30	1,985	1,687
Southwest Airlines Co. 2.65%, due 11/05/20	12,148	12,014
Stanley Black & Decker, Inc. 4.25%, due 11/15/28	6,965	7,425
The Boeing Co. 2.70%, due 02/01/27	61,847	56,711
Uber Technologies, Inc., 144A 8.00%, due 11/01/26 (d)	21,430	21,269
7.50%, due 09/15/27 (d)	4,470	4,413
United Technologies Corp. 3.65%, due 08/16/23	576	606
Welbilt, Inc. 9.50%, due 02/15/24	4,915	4,178
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	11,624
5.375%, due 12/15/21	5,305	4,987
Westinghouse Air Brake Technologies Corp. 2.041% (3 mo. USD LIBOR + 1.300%), due 09/15/21 (c)	4,975	4,829
		231,636
HEALTH CARE - 2.3%
AbbVie, Inc. 3.75%, due 11/14/23	6,965	7,217
AbbVie, Inc., 144A 2.95%, due 11/21/26 (d)	6,955	6,987
2.60%, due 11/21/24 (d)	2,980	3,009
Becton Dickinson and Co. 3.30%, due 03/01/23	11,204	11,294
2.25%(3 mo. USD LIBOR + 0.875%), due 12/29/20 (c)	7,463	7,211
3.363%, due 06/06/24	2,985	2,984
2.894%, due 06/06/22	2,985	2,980
Centene Corp. 4.75%, due 05/15/22	20,084	20,184
Centene Corp., 144A 4.25%, due 12/15/27 (d)	2,980	2,920
4.75%, due 01/15/25 (d)	994	997
CVS Health Corp. 5.00%, due 12/01/24	6,880	7,591
HCA, Inc. 5.00%, due 03/15/24	7,465	7,729
5.625%, due 09/01/28	2,985	3,124
5.375%, due 09/01/26	500	515

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Equity and Income Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 38.5% (continued)
CORPORATE BONDS - 22.4% (continued)
IQVIA, Inc., 144A 5.00%, due 10/15/26 (d)	$7,800	$7,956
McKesson Corp. 3.65%, due 11/30/20	19,890	20,033
3.95%, due 02/16/28	2,985	3,136
Quest Diagnostics, Inc. 4.70%, due 04/01/21	5,128	5,187
Universal Health Services, Inc., 144A 4.75%, due 08/01/22 (d)	32,695	32,511
5.00%, due 06/01/26 (d)	12,805	12,773
Zimmer Biomet Holdings, Inc. 1.802%(3 mo. USD LIBOR + 0.750%), due 03/19/21 (c)	4,975	4,915
3.05%, due 01/15/26	4,965	4,873
3.15%, due 04/01/22	3,810	3,811
3.70%, due 03/19/23	2,985	3,061
		182,998
COMMUNICATION SERVICES - 1.9%
Discovery Communications LLC 2.80%, due 06/15/20	3,930	3,921
Electronic Arts, Inc. 4.80%, due 03/01/26	19,655	20,776
3.70%, due 03/01/21	14,740	14,805
Front Range BidCo, Inc, 144A 4.00%, due 03/01/27 (d)	250	239
Live Nation Entertainment, Inc., 144A 4.875%, due 11/01/24 (d)	14,935	13,596
5.625%, due 03/15/26 (d)	4,975	4,627
4.75%, due 10/15/27 (d)	2,980	2,652
Netflix, Inc. 4.875%, due 04/15/28	31,840	32,795
5.875%, due 02/15/25	11,940	12,609
5.875%, due 11/15/28	6,965	7,442
6.375%, due 05/15/29	2,985	3,253
5.375%, due 02/01/21	1,990	2,005
Netflix, Inc., 144A 5.375%, due 11/15/29 (d)	4,970	5,157
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.625%, due 05/01/22	30,425	30,961
Twitter, Inc., 144A 3.875%, due 12/15/27 (d)	700	673
		155,511
INFORMATION TECHNOLOGY - 1.7%
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,619
3.75%, due 12/01/21	4,710	4,801
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 01/15/22	14,930	14,764
3.625%, due 01/15/24	9,955	9,779
3.50%, due 01/15/28	4,975	4,606
CDW LLC / CDW Finance Corp. 5.00%, due 09/01/25	9,955	10,257
	Par Value	Value
CommScope, Inc., 144A 5.50%, due 06/15/24 (d)	$23,854	$22,029
5.50%, due 03/01/24 (d)	3,480	3,522
6.00%, due 03/01/26 (d)	3,480	3,475
5.00%, due 06/15/21 (d)	77	76
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (d)	14,725	15,132
4.42%, due 06/15/21 (d)	2,940	2,939
Itron, Inc., 144A 5.00%, due 01/15/26 (d)	11,035	10,483
Lam Research Corp. 2.80%, due 06/15/21	4,910	4,955
Motorola Solutions, Inc. 3.75%, due 05/15/22	5,592	5,594
4.60%, due 02/23/28	2,985	3,042
NortonLifeLock, Inc.,144A 5.00%, due 04/15/25 (d)	1,000	1,009
Qorvo, Inc. 5.50%, due 07/15/26	4,975	5,200
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	9,999
		140,281
REAL ESTATE - 1.5%
CBRE Services, Inc. 5.25%, due 03/15/25	24,930	26,840
4.875%, due 03/01/26	19,665	20,487
GLP Capital, LP / GLP Financing II, Inc. REIT 5.375%, due 11/01/23	12,000	10,952
5.25%, due 06/01/25	4,975	4,602
5.75%, due 06/01/28	4,975	4,396
5.375%, due 04/15/26	3,925	3,479
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	2,827
Omega Healthcare Investors, Inc. REIT 4.375%, due 08/01/23	15,046	14,957
5.25%, due 01/15/26	14,942	14,877
The Howard Hughes Corp., 144A 5.375%, due 03/15/25 (d)	12,440	12,036
Ventas Realty, LP REIT 3.125%, due 06/15/23	2,490	2,600
3.50%, due 02/01/25	900	882
		118,935
CONSUMER STAPLES - 0.8%
Constellation Brands, Inc. 3.15%, due 08/01/29	23,015	21,376
Diageo Capital PLC 3.00%, due 05/18/20	5,000	5,001
Kraft Heinz Foods Co., 144A 4.875%, due 02/15/25 (d)	4,276	4,286
Mead Johnson Nutrition Co. 4.125%, due 11/15/25	13,955	15,226
3.00%, due 11/15/20	6,885	6,872
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (d)	2,000	2,058
5.75%, due 03/01/27 (d)	500	512

See accompanying Notes to Financial Statements.

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 38.5% (continued)
CORPORATE BONDS - 22.4% (continued)
Smithfield Foods, Inc., 144A 3.35%, due 02/01/22 (d)	$4,975	$4,840
2.65%, due 10/03/21 (d)	3,980	3,580
4.25%, due 02/01/27 (d)	995	923
Sysco Corp. 5.65%, due 04/01/25	995	1,036
		65,710
ENERGY - 0.8%
Apergy Corp. 6.375%, due 05/01/26	16,119	12,412
National Oilwell Varco, Inc. 3.60%, due 12/01/29	24,835	18,540
Occidental Petroleum Corp. 3.142% (3 mo. USD LIBOR + 1.450%), due 08/15/22 (c)	9,940	6,661
Oceaneering International, Inc. 4.65%, due 11/15/24	8,485	3,394
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (d)	17,380	11,818
PBF Holding Co. LLC / PBF Finance Corp., 144A 6.00%, due 02/15/28 (d)	2,000	1,320
Schlumberger Holdings Corp., 144A 4.00%, due 12/21/25 (d)	9,830	9,057
Weatherford International, Ltd., 144A 11.00%, due 12/01/24 (d)	662	395
		63,597
MATERIALS - 0.2%
Glencore Funding LLC, 144A 3.00%, due 10/27/22 (d)	9,950	9,097
3.875%, due 10/27/27 (d)	9,950	8,873
		17,970
Total Corporate Bonds (Cost $1,903,250)		1,816,628
GOVERNMENT AND AGENCY SECURITIES - 16.0%
U.S. GOVERNMENT NOTES - 16.0%
United States Treasury Bonds (TIPS) 1.25%, due 07/15/20 (f)	496,520	492,006
United States Treasury Notes 1.75%, due 10/31/20	223,550	225,716
2.375%, due 12/31/20	198,945	202,380
1.625%, due 07/31/20	99,485	99,982
2.00%, due 11/30/22	74,625	78,033
1.75%, due 03/31/22	74,645	76,931
2.125%, due 12/31/22	49,745	52,267
1.875%, due 11/30/21	49,785	51,174
2.125%, due 01/31/21	24,570	24,994
		1,303,483
Total Government and Agency Securities (Cost $1,289,277)		1,303,483
	Par Value	Value
BANK LOANS - 0.1%
HEALTH CARE - 0.1%
HCA, Inc. Term Loan B13 2.739% (1 mo. USD LIBOR+1.75%), due 03/18/26 (c)
(Cost $5,037)	$5,000	$4,710
TOTAL FIXED INCOME - 38.5% (Cost $3,197,564)		3,124,821
SHORT-TERM INVESTMENTS - 2.9%
COMMERCIAL PAPER - 2.4%
Walgreens Boots, 1.22% - 2.02%, due 04/07/20 - 05/29/20 (g)	111,000	110,620
Campbell Soup Co., 144A, 1.57% - 1.78%, due 04/01/20 - 04/08/20 (d) (g)	40,500	40,487
Schlumberger Holdings Corp., 144A, 1.73%, due 04/08/20 (d) (g)	25,000	24,995
Anthem, Inc., 144A, 1.73%, due 04/22/20 (d) (g)	21,475	21,456
Total Commercial Paper (Cost $197,736)		197,558
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/20 due 04/01/20, repurchase price $39,215, collateralized by United States Treasury Notes, 1.750% due 05/31/22 - 12/31/26, aggregate value plus accrued interest of $40,005 (Cost: $39,215)	39,215	39,215
TOTAL SHORT-TERM INVESTMENTS - 2.9% (COST $236,951)		236,773
TOTAL INVESTMENTS - 99.8% (COST $7,279,224)		8,109,756
Foreign Currencies - 0.0% (h)		0	(i)
Other Assets In Excess of Liabilities - 0.2%		17,313
NET ASSETS - 100.0%		$8,127,069

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Floating Rate Note. Rate shown is as of March 31, 2020.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  Security is perpetual and has no stated maturity date.

(f)  Interest rate for this security is a stated rate. Interest payments are determined based on an inflation-adjusted principal amount.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than 0.1%.

(i)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Oakmark.com 21

Oakmark Global Fund  March 31, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	-34.87%	-25.02%	-6.86%	-3.16%	3.37%	7.56%	08/04/99
MSCI World Index	-21.05%	-10.39%	1.92%	3.25%	6.57%	3.94%
Lipper Global Fund Index[13]	-22.23%	-13.30%	-0.34%	1.80%	5.36%	4.27%
Oakmark Global Fund (Advisor Class)	-34.88%	-24.96%	-6.77%	N/A	N/A	-3.13%	11/30/16
Oakmark Global Fund (Institutional Class)	-34.84%	-24.89%	-6.69%	N/A	N/A	-3.06%	11/30/16
Oakmark Global Fund (Service Class)	-34.92%	-25.21%	-7.10%	-3.45%	3.03%	7.31%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Mastercard Inc., Class A	6.1
Alphabet, Inc., Class C	5.8
Credit Suisse Group AG	4.1
TE Connectivity, Ltd.	4.1
Bank of America Corp.	3.9
CNH Industrial N.V.	3.7
Daimler AG	3.7
General Motors Co.	3.7
Bayer AG	3.6
Julius Baer Group, Ltd.	3.5
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	46
Net Assets	$1.1 billion
Weighted Average Market Cap	$102.8 billion
Median Market Cap	$20.8 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.23%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	1.17%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Financials	21.3
Consumer Discretionary	17.1
Communication Services	16.7
Industrials	15.7
Information Technology	14.3
Health Care	6.0
Materials	3.1
Energy	0.9
Consumer Staples	0.3
Short-Term Investments and Other	4.6
GEOGRAPHIC ALLOCATION
% of Equity
North America	48.0
United States	48.0
Europe	41.7
United Kingdom	14.2
Germany*	13.4
Switzerland	11.0
Ireland*	3.1
Asia	3.8
Japan	1.8
South Korea	1.2
% of Equity
Asia (cont'd)	3.8
India	0.4
Taiwan	0.4
Africa	3.0
South Africa	3.0
Australasia	2.1
Australia	2.1
Latin America	1.4
Mexico	1.4

*  Euro currency countries comprise 16.5% of equity investments.
See accompanying Disclosures and Endnotes on page 92.

22 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2020

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

It was a terrible quarter for the world, the markets and the Oakmark Global Fund. We will not repeat here all that you have been reading about the spread of the coronavirus and the efforts to "flatten the curve." Government action, both in terms of public health and economics, has been unprecedented around the globe. Hundreds of economic stimulus efforts have been put into effect, including a $2 trillion plan in the U.S., but despite all of these efforts, economic revival depends more on the outcomes in the public health and medical community. Stock market volatility has breached many historic records. Several emerging market countries are predicted to default on their outstanding debt soon. Investors have sought liquidity wherever they can find it, shunning anything with financial leverage, including banks. Smaller capitalization issues have been hit particularly hard.

We have no ability to predict the pandemic's end, but we firmly believe that this, too, will pass and that the turbulent market it is creating—and will continue to create—will generate compelling opportunities for long-term investors. John Authers of Bloomberg recently advised his readers, "Buy when there are germs in the street," a reworking of Lord Rothschild's "Buy when there is blood in the street."14 We are not contrarians like Lord Rothschild, but we believe that the values present today are likely to prove to be the foundation for strong future returns. At the mid-March market lows, the issues held in the Fund were trading at valuations close to the levels reached at the depths of the 2008-2009 financial crisis, yet we believe these companies' financial conditions are considerably superior to what they were at that time. We recommend that our shareholders revisit their asset allocation to determine if it still fits their personal circumstances. With equities declining so much, many investors are now underweight their desired allocation. The Fund's portfolio managers have done this review ourselves and most have added to our Fund holdings.

The Fund lost 35% in the quarter, which compares to the MSCI World Index's12 21% loss in the period and the Lipper Global Fund Index's13 loss of 22%. As an all-capitalization, value-oriented portfolio, the Fund was poorly positioned for a bear market in which growth and large caps outperformed. For the first six months of the Fund's fiscal year, the returns are –28% for the Fund, –14% for the MSCI World Index and –16% for the Lipper Global Fund Index. Since inception in 1999, the Fund has achieved a compound annual rate of return of 7.6%, which compares to 3.9% for the MSCI World Index and 4.3% for the Lipper Global Fund Index.

For the quarter, every country represented in the Fund detracted from return. The U.S., U.K. and Germany detracted most, basically reflecting that they are the three most highly represented countries in the portfolio. New purchases Prudential (U.K.) and Prosus (Netherlands—position now eliminated) were the only positive contributors to the Fund's return. The Fund holdings that detracted most were Lloyds Banking Group (U.K.), CNH Industrial (U.K), Daimler (Germany), Bank of America (U.S.) and General Motors (U.S.).

For the first six months of the Fund's fiscal year, Taiwan and the Netherlands contributed to investment return, while the U.S., U.K. and Germany detracted most. Leading contributors to return were Prudential, Taiwan Semiconductor (Taiwan), Liberty Broadband (U.S.) and Charter Communications (U.S.). CNH Industrial, General Motors, Lloyds Banking Group, TE Connectivity (U.S.) and Daimler detracted most from return.

Portfolio Activity

In 2019, the Fund's U.S. holdings enjoyed a particularly strong year, in our opinion. In early 2020, we determined that it was time to "freshen" the portfolio and, to that end, we began cutting back appreciated holdings and introducing new names. Given what has transpired, we would have been better off if we had moved entirely to cash, of course, but we believe that our efforts to update and better diversify the portfolio can eventually pay off.

We initiated three new U.S. holdings in the quarter and one international holding. One of these purchases was the result of our decision to revamp the Fund's energy exposure to reduce its oil service component and introduce exposure to high-quality exploration and production. As a result, we purchased EOG Resources, which we believe is one of the best positioned U.S. energy companies. The key to EOG's story is the company's management team. It has focused intensely on capital productivity and, as a result, has made EOG a true low-cost producer. It has also allocated the company's capital effectively, giving EOG a strong balance sheet. This should enable the company to survive—and even benefit from—the currently stressed oil and gas environment. Even including the EOG purchase, however, it is worth noting that the energy sector remains a mere 1% weight in the portfolio.

Our second new U.S. purchase is a relatively new company, Envista Holdings, a 2019 spinoff from Danaher. Danaher spent 16 years acquiring 25 different dental product manufacturers and combining them into one decentralized entity. The opportunity with Envista now as an independent concern is to

See accompanying Disclosures and Endnotes on page 92.

Oakmark.com 23

Oakmark Global Fund  March 31, 2020

Portfolio Manager Commentary (continued)

eliminate redundant cost structures and expand margins. Envista's products span much of what is seen in any dental office, though the company realizes its highest profit margins on its specialty lines sold to oral surgeons, endodontists and orthodontists. We first became interested in the company several months ago, but the market decline drove the stock price down to what, in our view, was an undervaluation. Even though all but the most critical dental procedures have been postponed into an uncertain future, it seems unlikely that the current crisis will permanently change the dentist/patient experience. One outcome of this pandemic could be that many medical visits change permanently to remote, but teeth cleaning or root canals do not lend themselves to that outcome.

The last U.S. new purchase is Pinterest, a 2019 new issue. Pinterest is a website that provides users with a rich, visually appealing platform where they can become more inspired and informed about their personal interests (e.g., cooking, fly fishing, home design, crafting). As our analyst for the stock wrote, "Pinterest combines some of the useful features of internet search with some of the enjoyable features of media while enabling users to get things done." Users actively seek relevant commercial content, meaning that they are fundamentally aligned with advertisers on the site, a factor not evident on many other media platforms. Advertisers highly value Pinterest users' consumer intent. They also value the ability to reach U.S. millennials, more than half of whom visit the platform each month. The current pandemic has less effect on Pinterest than on many other companies, and it may even benefit from lockdowns as people devote more time to their hobbies. Finally, we believe Pinterest is trading quite cheaply compared to its internet peers and find the management team impressive.

In international holdings, we added Prudential PLC, a global life and health insurance provider, to the Fund during the quarter. Although Prudential is headquartered in the U.K., we estimate that over 90% of its value is derived from Asia, where it possesses strong franchises in Hong Kong, Indonesia and China. Over the past decade, Prudential's Asian franchise has produced impressive double-digit growth in profit and value creation while generating a return on equity15 of more than 20%. This strong performance has been driven by two structural tailwinds that we expect to continue for many years to come. First, Asian consumers' increased wealth has significantly driven demand for insurance and financial planning products. Secondly, a massive demographic transition has created an aging population increasingly in need of retirement-related products and services. Yet, the penetration of life and health insurance in Asia remains relatively low compared to other markets. In addition to the structural benefits of the Asian market, we believe Prudential enjoys strong brand recognition, significant scale and financial stability, giving it an attractive competitive position. Finally, its adept management team spun-off the company's European operations in 2019 and is preparing to do the same for U.S. operations, which will then enable the company to focus exclusively on the strong Asian market. Although the quarantine has made it difficult for Prudential's agents to sell new products, the outbreak has not materially affected insurance-related payouts. We also believe that any setbacks Prudential experiences will likely be temporary and that the pandemic will actually increase awareness about the importance of both health and life insurance products. Yet, the broader market downturn has enabled us to purchase Pruden-

tial at a highly discounted valuation on both an absolute and relative basis.

We eliminated two holdings from the portfolio in the quarter, Prosus and Under Armour. Prosus was spun out of Naspers in the parent company's effort to reduce the discount in its valuation. When Prosus shares outperformed other Fund holdings, including Naspers, we sold the position, especially since Naspers continues to own the same underlying asset pool and itself trades cheaper. We sold Under Armour to harvest a tax loss and to reposition funds into more attractive issues. This activity, combined with the volatile market, reduced the U.S. portfolio weight from 46% to 44%.

Currency Hedges

We defensively hedge a portion of the Fund's exposure to currencies that we believe to be overvalued versus the U.S. dollar. As of quarter end, we found the Swiss franc to be overvalued and have hedged approximately 11% of the Fund's franc exposure.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

See accompanying Disclosures and Endnotes on page 92.

24 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.4%
FINANCIALS - 21.3%
BANKS - 10.1%
Bank of America Corp. (United States)	1,970	$41,832
Lloyds Banking Group PLC (United Kingdom)	93,662	36,617
Citigroup, Inc. (United States)	597	25,142
Axis Bank, Ltd. (India)	815	4,073
		107,664
DIVERSIFIED FINANCIALS - 7.7%
Credit Suisse Group AG (Switzerland)	5,470	44,149
Julius Baer Group, Ltd. (Switzerland) (a)	1,129	37,822
		81,971
INSURANCE - 3.5%
Allianz SE (Germany)	197	33,621
Prudential PLC (United Kingdom)	359	4,493
		38,114
		227,749
CONSUMER DISCRETIONARY - 17.1%
AUTOMOBILES & COMPONENTS - 11.4%
Daimler AG (Germany)	1,322	39,471
General Motors Co. (United States)	1,887	39,203
Continental AG (Germany)	353	25,133
Toyota Motor Corp. (Japan)	290	17,459
		121,266
RETAILING - 4.0%
Naspers, Ltd. (South Africa)	215	30,561
Booking Holdings, Inc. (United States) (a)	9	12,169
		42,730
CONSUMER DURABLES & APPAREL - 1.7%
Cie Financiere Richemont SA (Switzerland)	339	18,137
		182,133
COMMUNICATION SERVICES - 16.7%
MEDIA & ENTERTAINMENT - 16.7%
Alphabet, Inc., Class C (United States) (a)	53	61,948
Liberty Broadband Corp., Class C (United States) (a)	253	27,957
The Interpublic Group of Cos., Inc. (United States)	1,249	20,219
Liberty Global PLC, Class A (United Kingdom) (a)	1,155	19,066
Grupo Televisa SAB (Mexico) (b)	2,437	14,137
Live Nation Entertainment, Inc. (United States) (a)	301	13,666
Charter Communications, Inc., Class A (United States) (a)	18	7,766
Pinterest, Inc., Class A (United States) (a)	428	6,610
Liberty Global PLC, Class C (United Kingdom) (a)	400	6,286
		177,655
	Shares	Value
INDUSTRIALS - 15.7%
CAPITAL GOODS - 10.1%
CNH Industrial N.V. (United Kingdom)	6,950	$39,580
Arconic, Inc. (United States)	1,348	21,646
Travis Perkins PLC (United Kingdom)	1,763	19,161
Rolls-Royce Holdings PLC (United Kingdom) (a)	3,836	16,214
Johnson Controls International plc (United States)	412	11,099
		107,700
TRANSPORTATION - 4.4%
Ryanair Holdings PLC (Ireland) (a)(b)	588	31,222
Southwest Airlines Co. (United States)	439	15,640
		46,862
COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
CoreLogic, Inc. (United States)	411	12,564
		167,126
INFORMATION TECHNOLOGY - 14.3%
SOFTWARE & SERVICES - 8.6%
Mastercard Inc., Class A (United States)	271	65,535
Oracle Corp. (United States)	546	26,398
		91,933
TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
TE Connectivity, Ltd. (United States)	690	43,481
Samsung Electronics Co., Ltd. (South Korea)	323	12,551
Hirose Electric Co., Ltd. (Japan)	6	578
		56,610
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.4%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	445	4,006
		152,549
HEALTH CARE - 6.0%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.6%
Bayer AG (Germany)	672	38,492
HEALTH CARE EQUIPMENT & SERVICES - 2.4%
Tenet Healthcare Corp. (United States) (a)	981	14,124
Envista Holdings Corp. (United States) (a)	774	11,558
		25,682
		64,174
MATERIALS - 3.1%
Incitec Pivot, Ltd. (Australia)	17,204	21,341
LafargeHolcim, Ltd. (Switzerland)	311	11,342
		32,683
ENERGY - 0.9%
EOG Resources, Inc. (United States)	244	8,775
National Oilwell Varco, Inc. (United States)	133	1,306
		10,081

See accompanying Notes to Financial Statements.

Oakmark.com 25

Oakmark Global Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.4% (continued)
CONSUMER STAPLES - 0.3%
HOUSEHOLD & PERSONAL PRODUCTS - 0.3%
Reckitt Benckiser Group PLC (United Kingdom)	47	$3,557
TOTAL COMMON STOCKS - 95.4% (COST $1,166,072)		1,017,707
	Par Value	Value
SHORT-TERM INVESTMENT - 6.4%
REPURCHASE AGREEMENT - 6.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/20 due 04/01/20, repurchase price $67,924, collateralized by United States Treasury Note, 1.750% due 12/31/26, value plus accrued interest of $69,285 (Cost: $67,924)	$67,924	67,924
TOTAL SHORT-TERM INVESTMENTS - 6.4% (COST $67,924)		67,924
TOTAL INVESTMENTS - 101.8% (COST $1,233,996)		1,085,631
Foreign Currencies (Cost $302) - 0.0% (c)		302
Liabilities In Excess of Other Assets - (1.8)%		(19,789)
TOTAL NET ASSETS - 100.0%		$1,066,144

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

26 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/20	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	5,440	$5,592	06/17/20	$5,674	$82
				$5,674	$82
Foreign Currency Sold:
Swiss Franc	17,063	$17,554	06/17/20	$17,797	$(243)
				$17,797	$(243)

See accompanying Notes to Financial Statements.

Oakmark.com 27

Oakmark Global Select Fund  March 31, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	-30.66%	-20.15%	-6.70%	-1.24%	4.87%	4.84%	10/02/06
MSCI World Index	-21.05%	-10.39%	1.92%	3.25%	6.57%	4.34%
Lipper Global Fund Index[13]	-22.23%	-13.30%	-0.34%	1.80%	5.36%	3.81%
Oakmark Global Select Fund (Advisor Class)	-30.60%	-20.05%	-6.60%	N/A	N/A	-3.59%	11/30/16
Oakmark Global Select Fund (Institutional Class)	-30.60%	-20.00%	-6.55%	N/A	N/A	-3.54%	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class A	11.1
Regeneron Pharmaceuticals, Inc.	8.1
Bank of America Corp.	6.5
Charter Communications, Inc., Class A	6.4
Credit Suisse Group AG	6.0
Daimler AG	5.7
CNH Industrial N.V.	5.6
Bayer AG	5.5
TE Connectivity, Ltd.	5.2
Prosus N.V.	4.8
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	21
Net Assets	$1.3 billion
Weighted Average Market Cap	$146.7 billion
Median Market Cap	$31.9 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.25%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	1.18%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Financials	25.1
Communication Services	20.1
Consumer Discretionary	17.3
Health Care	13.6
Information Technology	7.6
Industrials	7.0
Consumer Staples	3.0
Materials	2.9
Energy	0.6
Short-Term Investments and Other	2.8
GEOGRAPHIC ALLOCATION
% of Equity
North America	50.4
United States	50.4
Europe	44.5
Switzerland	14.3
United Kingdom	13.7
% of Equity
Europe (cont'd)	44.5
Germany*	11.5
Netherlands*	5.0
Asia	5.1
South Korea	5.1

*  Euro currency countries comprise 16.5% of equity investments.

See accompanying Disclosures and Endnotes on page 92.

28 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2020

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

As David Herro wrote in his lead letter (https://oakmark.com/news-insights/david-herro-market-commentary-1q20/), it was a difficult quarter for global markets and the Oakmark Global Select Fund was not exempt. The Fund declined 30.7% for the quarter ended March 31, compared to the MSCI World Index12, which lost 21.1%. Since the Fund's inception in October 2006, it has returned an average of 4.8% per year. The top contributor for both the quarter and the past six months was Regeneron Pharmaceuticals (U.S.), while the largest detractor for the same time periods was CNH Industrial (U.K.).

While we are disappointed in our performance results, we believe our Fund is well positioned and continues to offer value for our long-term shareholders. Although our holdings' share prices have fallen 30-50%, we consider the impact on their underlying business values to be much less. We believe current market conditions provide opportunities to buy high-quality companies at low prices, the cornerstone of value investing.

As market prices have fluctuated much more than our estimate of intrinsic value, our trading activity has picked up as we reposition the portfolio for the long term. The market volatility provided an opportunity to add two new holdings to the Fund this quarter: Booking Holdings (U.S.) and NAVER (South Korea).

Booking Holdings is a provider of online travel services, including airline tickets, hotels, rental cars, cruises and vacation packages along with restaurant reservations. The company conducts its operations via several brands, including Priceline.com, Booking.com, KAYAK and OpenTable, among others. In our view, Booking is a high-quality company that maintains a healthy market share, strong brands and scale advantages in the online travel agency industry. Booking benefits from an increasingly powerful network effect, an overall transition to booking travel online and a generational spending shift that appears to favor "experiences" over "material possessions." The company enjoys broad geographic reach and, unlike its peers, it derives a large majority of its profits from Europe, where it focuses on lodging. Contrary to the U.S., European lodging supply is mostly owned and operated by independent hoteliers who rely on Booking to match excess inventory with demand. Only about 40% of global travel and leisure tourism arrangements are now conducted online, with a historical growth rate of one to two percentage points per year. We think this provides Booking with ample potential to increase its market share of total global accommodations (which is currently estimated to be 10%). During the quarter, Booking's share price fell in conjunction with several other travel-related companies due to concerns about the spreading coronavirus. We initiated a position during the quarter as the decline in valuation led to an attractive risk-reward proposition.

NAVER holds the dominant market share in South Korea's search engine space for both PCs and mobile. In our view, the company's dominance stems from its high-quality search results as NAVER is better equipped than Google to process Korean syntax, so it tends to produce more relevant results for its users. In addition, Koreans' preference for a portal experience (as opposed to a strictly search engine-based website) and the incorporation of other services/assets make the company even more attractive, in our view. We also believe NAVER should benefit significantly from further e-commerce growth in Korea, most notably from additional advertising revenue, as inventory and pricing increase with display and video ads. Furthermore, the company holds a significant ownership stake in LINE, the most popular messaging app in Japan, Thailand and Taiwan. We initiated a position during the quarter as the decline in valuation led to an attractive risk-reward profile.

During the quarter, we exited two positions: Fiat Chrysler (U.K.) and Taiwan Semiconductor (Taiwan).

Geographically, we ended the quarter with approximately 50% of our holdings in the U.S., 45% in Europe and the U.K., and 5% in Asia.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar and we defensively hedged 10% of the Fund's franc exposure.

We are reminded that these difficult economic times can create compelling buying opportunities. Our long-term focus allows us to attempt to take advantage of these short-term price dislocations. We believe the portfolio consists of high-quality companies that can provide our shareholders with attractive returns in the years to come. We thank you for your continued confidence.

See accompanying Disclosures and Endnotes on page 92.

Oakmark.com 29

Oakmark Global Select Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.2%
FINANCIALS - 25.1%
BANKS - 15.7%
Bank of America Corp. (United States)	3,872	$82,211
Lloyds Banking Group PLC (United Kingdom)	151,137	59,087
Citigroup, Inc. (United States)	1,347	56,719
		198,017
DIVERSIFIED FINANCIALS - 6.0%
Credit Suisse Group AG (Switzerland)	9,389	75,781
INSURANCE - 3.4%
American International Group, Inc. (United States)	1,761	42,704
		316,502
COMMUNICATION SERVICES - 20.1%
MEDIA & ENTERTAINMENT - 20.1%
Alphabet, Inc., Class A (United States) (a)	121	140,094
Charter Communications, Inc., Class A (United States) (a)	185	80,892
NAVER Corp. (South Korea)	241	33,465
		254,451
CONSUMER DISCRETIONARY - 17.3%
RETAILING - 8.0%
Prosus N.V. (Netherlands) (a)	867	60,687
Booking Holdings, Inc. (United States) (a)	31	41,079
		101,766
AUTOMOBILES & COMPONENTS - 5.7%
Daimler AG (Germany)	2,402	71,722
CONSUMER DURABLES & APPAREL - 3.6%
Cie Financiere Richemont SA (Switzerland)	848	45,352
		218,840
HEALTH CARE - 13.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 13.6%
Regeneron Pharmaceuticals, Inc. (United States) (a)	208	101,613
Bayer AG (Germany)	1,218	69,795
		171,408
INFORMATION TECHNOLOGY - 7.6%
TECHNOLOGY HARDWARE & EQUIPMENT - 7.6%
TE Connectivity, Ltd. (United States)	1,044	65,770
Samsung Electronics Co., Ltd. (South Korea)	763	29,678
		95,448
INDUSTRIALS - 7.0%
CAPITAL GOODS - 5.6%
CNH Industrial N.V. (United Kingdom)	12,401	70,627
TRANSPORTATION - 1.4%
Kuehne + Nagel International AG (Switzerland)	136	18,499
		89,126
	Shares	Value
CONSUMER STAPLES - 3.0%
HOUSEHOLD & PERSONAL PRODUCTS - 3.0%
Reckitt Benckiser Group PLC (United Kingdom)	495	$37,715
MATERIALS - 2.9%
LafargeHolcim, Ltd. (Switzerland)	996	36,361
ENERGY - 0.6%
Apache Corp. (United States)	1,730	7,231
TOTAL COMMON STOCKS - 97.2% (COST $1,409,839)		1,227,082
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.7%
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/20 due 04/01/20, repurchase price $33,414, collateralized by United States Treasury Note, 1.500% due 09/15/22, value plus accrued interest of $34,084 (Cost: $33,414)	$33,414	33,414
TOTAL SHORT-TERM INVESTMENTS - 2.7% (COST $33,414)		33,414
TOTAL INVESTMENTS - 99.9% (COST $1,443,253)		1,260,496
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 0.1%		1,490
TOTAL NET ASSETS - 100.0%		$1,261,986

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

30 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/20	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	10,315	$10,603	06/17/20	$10,759	$156
				$10,759	$156
Foreign Currency Sold:
Swiss Franc	28,169	$28,980	06/17/20	$29,381	$(401)
				$29,381	$(401)

See accompanying Notes to Financial Statements.

Oakmark.com 31

Oakmark International and Oakmark International
Small Cap Funds  March 31, 2020

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Fellow Shareholders,

In the wake of the impact of the coronavirus pandemic, I am disappointed to write that the Oakmark International Fund and Oakmark International Small Cap Fund have had extremely weak performance numbers in the first calendar quarter of 2020. Please see individual Fund letters for performance data. Despite this extreme downdraft in share prices, our team remains convinced that our Funds continue to offer value for long-term investors.

The Shock vs. Fundamentals

The resulting shock to share prices from the uncertainty surrounding the above-mentioned pandemic has meant that many of the businesses in which we are invested have had share price declines in the 30-50% range. The role of our team is to determine what, in fact, given the best and most current information available, has happened to our measurement of intrinsic value.

It is our belief, based on simple economics and financial theory, that what makes a company valuable are the cash flow streams it is able to generate in the present and future. Whereas "Mr. Market" often merely considers the short term in pricing businesses, we believe this does not at all reflect the true intrinsic value of a business. And given how fluid this current crisis is, I would speculate that "Mr. Market" has become even more short term.

Even when we account for an extremely severe short-term global economic contraction followed by a muted recovery, our measurement of intrinsic value for most of our shareholdings drops by an amount that ranges from mid-single digit to low-double digit levels (please also see Win Murray's post (https://oakmark.com/news-insights/potential-impact-of-coronavirus-on-long-term-holdings/) regarding this topic). Given this wide spread between how the market has priced these businesses and what we believe to be their intrinsic value as determined by cash flow streams, we believe today's situation can be a great opportunity for value investors.

Our Actions

Since the beginning of this volatile market situation, we have been busy focusing on three things: remaining up to date on business values, keeping the portfolio "forward" positioned and seeking new investment opportunities.

Taking the first point, as we generally base position size in portfolios on the spread between market price and our measurement of value, it is critical that we stay current as to what we believe our businesses are valued. To this end, we have spent considerable time speaking to managements and other industry sources in keeping our estimates current. The fact that we have been working from home since mid-March has not been a deterrent. And it's important to note that in almost all cases, our companies' managements have proactively made themselves available to communicate with their shareholders.

Regarding the second point, with the extreme volatility in the market prices of businesses, our more moderate changes in our measurement of value have catalyzed increased portfolio trading and positioning. This is generally the case in volatile markets, but given the extreme price movements, even intraday, we have been quite busy keeping the portfolio position sizes consistent with potential upsides.

Lastly, given aggressive price movement everywhere, new idea research activities have picked up measurably, which provide new investment opportunities.

Value Investing—Revisited

This downturn has not only severely impacted our portfolios, but has caused the gap between "value stocks" and "non-value stocks" to expand significantly. We remain confident and steadfast that this divergence can create better future performance (please see our piece "The Value of Value" (https://harrisassoc.com/news-insights/the-value-of-value/)). Today, our portfolios trade at near all-time discounts to their historical averages, trading at around 40 cents on the dollar. For example, blue chip holdings, like BNP Paribas and Credit Suisse Group, trade for at or around 40% of tangible book value, which is below the valuation level during the last financial crisis, despite materially stronger balance sheets, in our opinion. Another example is BMW, the global leader in premium autos, which has an enterprise value under €20 billion, despite having excess cash on its balance sheet and what we estimate normalized sales, less their finance business of close to €100 billion, with operating profits of more than €7 billion by 2022.

This unique and unprecedented environment certainly isn't pleasant, but we believe it has the potential to provide us with an opportunity for long-term value creation. Your patience and support are greatly appreciated during this extraordinary time.

32 OAKMARK FUNDS

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Oakmark.com 33

Oakmark International Fund  March 31, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	-38.12%	-29.51%	-11.30%	-5.74%	1.70%	7.42%	09/30/92
MSCI World ex U.S. Index	-23.26%	-14.89%	-2.07%	-0.76%	2.43%	5.00%
MSCI EAFE Index[17]	-22.83%	-14.38%	-1.82%	-0.62%	2.72%	4.90%
Lipper International Fund Index[18]	-23.35%	-14.49%	-1.94%	-0.54%	2.85%	5.77%
Oakmark International Fund (Advisor Class)	-38.10%	-29.46%	-11.20%	N/A	N/A	-6.74%	11/30/16
Oakmark International Fund (Institutional Class)	-38.08%	-29.38%	-11.15%	N/A	N/A	-6.68%	11/30/16
Oakmark International Fund (Service Class)	-38.16%	-29.68%	-11.53%	-6.02%	1.37%	5.04%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Daimler AG	3.8
Glencore PLC	3.8
Bayerische Motoren Werke AG	3.7
BNP Paribas SA	3.4
Credit Suisse Group AG	3.4
Continental AG	3.4
Intesa Sanpaolo SPA	3.3
Lloyds Banking Group PLC	3.1
CNH Industrial N.V.	2.9
Allianz SE	2.9
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	61
Net Assets	$19.2 billion
Weighted Average Market Cap	$27.9 billion
Median Market Cap	$14.1 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.03%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	0.98%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Financials	24.8
Consumer Discretionary	24.4
Industrials	21.4
Communication Services	9.9
Materials	8.6
Health Care	2.7
Information Technology	1.8
Consumer Staples	1.7
Energy	0.7
Short-Term Investments and Other	4.0
GEOGRAPHIC ALLOCATION
% of Equity
Europe	81.8
United Kingdom	23.3
Germany*	19.4
Switzerland	12.1
France*	11.1
Sweden	6.2
Italy*	3.5
Ireland*	2.6
Netherlands*	2.4
Finland*	1.2
Asia	10.4
Japan	3.8
South Korea	3.0
% of Equity
Asia (cont'd)	10.4
China	2.0
India	0.7
Indonesia	0.6
Taiwan	0.3
Australasia	3.1
Australia	3.1
Africa	2.2
South Africa	2.2
North America	1.7
Canada	1.7
Latin America	0.8
Mexico	0.8

*  Euro currency countries comprise 40.2% of equity investments.

See accompanying Disclosures and Endnotes on page 92.

34 OAKMARK FUNDS

Oakmark International Fund  March 31, 2020

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

As David Herro wrote in his lead letter (https://oakmark.com/news-insights/david-herro-market-commentary-1q20/), it was a difficult quarter for global markets and the Oakmark International Fund was not exempt. The Fund declined 38.1% for the quarter ended March 31, compared to the MSCI World ex U.S. Index16, which lost 23.3%. Since the Fund's inception in September 1992, it has returned an average of 7.4% per year. The top contributor for the quarter was Olympus (Japan), while the largest detractor was Glencore (Switzerland). Over the course of the past six months, the top contributor was Ferguson (U.K.), while the largest detractor was Glencore.

While we are disappointed in our performance results, we believe our Fund is well positioned and continues to offer value for our long-term shareholders. Although our holdings' share prices have fallen 30-50%, we consider the impact on their underlying business values to be much less. We think current market conditions have created opportunities to buy high-quality companies at low prices, the cornerstone of value investing.

As market prices have fluctuated much more than our estimates of intrinsic value, our trading activity has picked up as we reposition the portfolio for the long term. The market volatility provided an opportunity to add two new holdings to the Fund this quarter: Prudential (U.K.) and Alibaba Group (China).

Although Prudential, a global life and health insurance provider, is headquartered in the U.K., we estimate that over 90% of its value is derived from Asia, where it possesses strong franchises in Hong Kong, Indonesia and China. We believe that two structural factors will continue to boost the Asian market for years to come. First, Asian consumers' increased wealth has significantly driven demand for insurance and financial planning products. Secondly, a massive demographic transition has created an aging population increasingly in need of retirement-related products and services. Yet, the penetration of life and health insurance in Asia remains relatively low compared to other markets. In addition to the structural benefits of the Asian market, we believe Prudential enjoys strong brand recognition, significant scale and financial stability, giving it an attractive competitive position. While the quarantine has made it difficult for the company's agents to sell new products, the outbreak has not materially affected insurance-related payouts. We also believe that any setbacks Prudential experiences will likely be temporary and that the pandemic will actually increase awareness about the importance of both health and life insurance products and, therefore, serve to increase penetration rates over time.

Alibaba is one of the largest internet platforms in China and a market leader in several businesses, including e-commerce, cloud and fintech via the company's partial ownership in Ant

Financial. The management team has proven itself to be quite astute and has positioned the company at the forefront of several technological trends in China. We believe Alibaba will continue to enjoy rapid long-term growth, especially since several of its businesses remain underpenetrated and have yet to fully scale. We initiated a position during the quarter as the decline in valuation led to an attractive risk-reward profile.

During the quarter, we exited six positions: ASML Holding, Meggitt, Olympus, Prosus, OMRON and Willis Towers Watson.

Geographically, we ended the quarter with approximately 82% of our holdings in Europe and the U.K., 10% in Asia, and 3% in Australasia. The remaining positions are 2% in Africa (South Africa), 2% in North America (Canada) and 1% in Latin America (Mexico)

We continue to believe the Swiss franc is overvalued versus the U.S. dollar and we defensively hedged 11% of the Fund's franc exposure.

We are reminded that these difficult economic times can create compelling buying opportunities. Our long-term focus allows us to attempt to take advantage of these short-term price dislocations. We believe the portfolio consists of high-quality companies that can provide our shareholders with attractive returns in the years to come. We thank you for your continued confidence.

See accompanying Disclosures and Endnotes on page 92.

Oakmark.com 35

Oakmark International Fund   March 31, 2020 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.4%
FINANCIALS - 24.8%
BANKS - 12.4%
BNP Paribas SA (France)	22,350	$652,519
Intesa Sanpaolo SPA (Italy)	393,166	636,165
Lloyds Banking Group PLC (United Kingdom)	1,501,675	587,082
Royal Bank of Scotland Group PLC (United Kingdom)	191,823	264,499
Axis Bank, Ltd. (India)	26,201	130,996
Bank Mandiri Persero Tbk PT (Indonesia)	391,952	111,437
		2,382,698
DIVERSIFIED FINANCIALS - 8.1%
Credit Suisse Group AG (Switzerland)	80,190	647,239
EXOR N.V. (Netherlands)	8,557	441,010
Schroders PLC (United Kingdom)	10,929	334,109
AMP, Ltd. (Australia) (a)	171,340	139,923
Schroders PLC, Non-Voting (United Kingdom)	31	818
		1,563,099
INSURANCE - 4.3%
Allianz SE (Germany)	3,220	548,425
Prudential PLC (United Kingdom)	21,570	270,265
		818,690
		4,764,487
CONSUMER DISCRETIONARY - 24.4%
AUTOMOBILES & COMPONENTS - 14.1%
Daimler AG (Germany)	24,448	730,132
Bayerische Motoren Werke AG (Germany)	14,022	715,817
Continental AG (Germany)	9,030	643,853
Toyota Motor Corp. (Japan)	5,291	318,852
Valeo SA (France) (b)	17,713	288,291
		2,696,945
RETAILING - 4.9%
Naspers, Ltd. (South Africa)	2,847	404,616
Hennes & Mauritz AB (H&M) - Class B (Sweden)	29,902	382,645
Trip.com Group, Ltd. (China) (a)(c)	5,201	121,959
Alibaba Group Holding, Ltd. (China) (a)(c)	151	29,386
		938,606
CONSUMER DURABLES & APPAREL - 3.4%
Cie Financiere Richemont SA (Switzerland)	5,229	279,500
The Swatch Group AG, Bearer Shares (Switzerland)	1,160	227,761
EssilorLuxottica SA (France)	1,346	142,557
		649,818
CONSUMER SERVICES - 2.0%
Accor SA (France) (b)	14,583	391,785
		4,677,154
	Shares	Value
INDUSTRIALS - 21.4%
CAPITAL GOODS - 15.9%
CNH Industrial N.V. (United Kingdom) (b)	98,956	$563,582
Ashtead Group PLC (United Kingdom)	19,929	430,748
Volvo AB, Class B (Sweden)	34,302	407,715
Komatsu, Ltd. (Japan)	23,762	384,557
SKF AB, Class B (Sweden) (b)	25,940	353,488
Rolls-Royce Holdings PLC (United Kingdom) (a)	81,192	343,152
Bunzl PLC (United Kingdom)	12,603	252,262
Ferguson PLC (United Kingdom)	2,632	162,738
Smiths Group PLC (United Kingdom)	9,931	149,730
		3,047,972
TRANSPORTATION - 2.9%
Ryanair Holdings PLC (Ireland) (a)(b)(c)	8,911	473,089
Kuehne + Nagel International AG (Switzerland)	648	88,243
		561,332
COMMERCIAL & PROFESSIONAL SERVICES - 2.6%
Brambles, Ltd. (Australia)	29,973	193,738
Bureau Veritas SA (France)	9,002	169,682
G4S PLC (United Kingdom) (b)	116,343	132,328
		495,748
		4,105,052
COMMUNICATION SERVICES - 9.9%
MEDIA & ENTERTAINMENT - 9.9%
NAVER Corp. (South Korea)	3,204	445,459
Publicis Groupe SA (France) (b)	14,156	404,561
WPP PLC (United Kingdom)	47,117	320,346
Liberty Global PLC, Class A (United Kingdom) (a)	14,559	240,370
Baidu, Inc. (China) (a)(c)	2,037	205,331
Grupo Televisa SAB (Mexico) (c)	27,065	156,978
Liberty Global PLC, Class C (United Kingdom) (a)	7,802	122,570
		1,895,615
MATERIALS - 8.6%
Glencore PLC (Switzerland)	475,026	718,975
LafargeHolcim, Ltd. (Switzerland)	6,852	250,045
Orica, Ltd. (Australia) (b)	25,121	235,164
thyssenkrupp AG (Germany) (a)(b)	42,043	221,445
UPM-Kymmene OYJ (Finland)	7,983	217,682
		1,643,311
HEALTH CARE - 2.7%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.7%
Bayer AG (Germany)	9,112	522,091

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

Oakmark International Fund   March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.4% (continued)
INFORMATION TECHNOLOGY - 1.8%
SOFTWARE & SERVICES - 0.9%
Open Text Corp. (Canada)	4,999	$174,793
TECHNOLOGY HARDWARE & EQUIPMENT - 0.6%
Samsung Electronics Co., Ltd. (South Korea)	2,841	110,460
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	5,978	53,816
		339,069
CONSUMER STAPLES - 1.1%
HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
Reckitt Benckiser Group PLC (United Kingdom)	1,485	113,156
Henkel AG & Co. KGaA (Germany)	1,060	77,902
		191,058
FOOD, BEVERAGE & TOBACCO - 0.1%
Nestlé SA (Switzerland)	147	15,042
		206,100
ENERGY - 0.7%
Cenovus Energy, Inc. (Canada) (b)	66,370	133,937
TOTAL COMMON STOCKS - 95.4% (COST $29,576,741)		18,286,816
PREFERRED STOCKS - 0.6%
CONSUMER STAPLES - 0.6%
HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
Henkel AG & Co. KGaA (Germany)	1,335	106,776
TOTAL PREFERRED STOCKS - 0.6% (COST $137,371)		106,776
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.3%
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/20 due 04/01/20, repurchase price $564,252, collateralized by United States Treasury Notes, 1.500% - 1.875% due 09/15/22 - 12/31/26, aggregate value plus accrued interest of $575,541 (Cost: $564,252)	$564,252	564,252
	Par Value	Value
COMMERCIAL PAPER - 0.4%
Walgreens Boots, 1.84% - 2.0%, due 05/08/20 - 05/29/20 (d)	$69,000	$68,682
Campbell Soup Co., 144A, 1.78%, due 04/01/20 (d)(e)	16,000	16,000
Total Commercial Paper - 0.4% (Cost $84,830)		84,682
TOTAL SHORT-TERM INVESTMENTS - 3.3% (COST $649,082)		648,934
TOTAL INVESTMENTS - 99.3% (COST $30,363,194)		19,042,526
Foreign Currencies (Cost $11,458) - 0.1%		11,519
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%		115,110
TOTAL NET ASSETS - 100.0%		$19,169,155

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

See accompanying Notes to Financial Statements.

Oakmark.com 37

Oakmark International Fund   March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/20	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	83,868	$86,206	06/17/20	$87,477	$1,271
				$87,477	$1,271
Foreign Currency Sold:
Swiss Franc	240,595	$247,526	06/17/20	$250,950	$(3,424)
				$250,950	$(3,424)

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country, or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2019	Value March 31, 2020	Percent of Net Assets
Accor SA	14,583	$66,037	$25,980	$(14,387)	$(213,377)	$0	$579,492	$391,785	2.0%
Cenovus Energy, Inc.	66,370	112,869	18,530	729	(391,329)	5,148	430,198	133,937	0.7%
CNH Industrial N.V.	98,956	13,966	9,783	(6,113)	(443,805)	0	1,009,317	563,582	2.9%
G4S PLC	116,343	21,106	0	0	(135,787)	0	247,009	132,328	0.7%
Orica, Ltd.	25,121	77,257	33,402	(9,902)	(119,716)	4,275	320,927	235,164	1.2%
Publicis Groupe SA	14,156	86,608	34,055	(15,719)	(274,871)	0	642,598	404,561	2.1%
Ryanair Holdings PLC (a)	8,911	40,374	318,118	(92,140)	23,641	0	819,332	473,089	2.5%
SKF AB, Class B	25,940	8,278	45,199	(14,072)	(59,556)	7,899	464,037	353,488	1.8%
thyssenkrupp AG	42,043	21,240	27,921	(39,569)	(358,351)	0	626,046	221,445	1.2%
Valeo SA	17,713	0	26,036	(49,667)	(243,953)	0	607,947	288,291	1.5%
TOTAL	430,136	$447,735	$539,024	$(240,840)	$(2,217,104)	$17,322	$5,746,903	$3,197,670	16.6%

(a)  Due to transactions during the period ended March 31, 2020, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

38 OAKMARK FUNDS

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Oakmark.com 39

Oakmark International Small Cap Fund  March 31, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 03/31/10 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	-38.29%	-27.97%	-10.61%	-5.15%	1.20%	6.84%	11/01/95
MSCI World ex U.S. Small Cap Index	-28.39%	-19.04%	-3.60%	0.39%	3.95%	N/A
MSCI World ex U.S. Index[16]	-23.26%	-14.89%	-2.07%	-0.76%	2.43%	4.16%
Lipper International Small Cap Fund Index[20]	-27.47%	-19.02%	-3.71%	-0.35%	4.37%	N/A
Oakmark International Small Cap Fund (Advisor Class)	-38.33%	-27.93%	-10.57%	N/A	N/A	-6.15%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	-38.33%	-27.91%	-10.49%	N/A	N/A	-6.08%	11/30/16
Oakmark International Small Cap Fund (Service Class)	-38.32%	-28.14%	-10.86%	-5.40%	0.91%	6.24%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Duerr AG	4.3
Julius Baer Group, Ltd.	3.8
Konecranes OYJ	3.7
Atea ASA	3.3
ISS A/S	3.1
BNK Financial Group, Inc.	2.9
Incitec Pivot, Ltd.	2.6
EFG International AG	2.6
Pirelli & C SpA	2.4
Azimut Holding SpA	2.4
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	60
Net Assets	$0.9 billion
Weighted Average Market Cap	$2.7 billion
Median Market Cap	$1.9 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.38%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	1.38%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Industrials	40.0
Financials	16.6
Communication Services	9.5
Consumer Discretionary	8.4
Information Technology	6.0
Health Care	5.6
Materials	5.0
Consumer Staples	3.1
Real Estate	1.9
Short Term Investments and Other	3.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	70.4
United Kingdom	21.9
Switzerland	10.9
Finland*	7.4
Italy*	6.5
Germany*	4.9
Sweden	4.8
Denmark	4.4
Norway	3.4
Spain*	3.3
Netherlands*	1.6
Portugal*	0.8
Belgium*	0.5
% of Equity
Asia	12.8
South Korea	4.7
Japan	4.4
Indonesia	3.1
China	0.6
Australasia	7.5
Australia	7.0
New Zealand	0.5
North America	4.7
Canada	4.7
Latin America	4.6
Mexico	4.6

*  Euro currency countries comprise 25.0% of equity investments

See accompanying Disclosures and Endnotes on page 92.

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2020

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

As David Herro wrote in his lead letter (https://oakmark.com/news-insights/david-herro-market-commentary-1q20/), it was a difficult quarter for global markets and the Oakmark International Small Cap Fund was not exempt. The Fund declined 38.3% for the quarter ended March 31, compared to the MSCI World ex U.S. Small Cap Index19, which lost 28.4%. Since the Fund's inception in November 1995, it has returned an average of 6.8% per year. The top contributor for the quarter was Sugi Holdings (Japan), while the largest detractor was Konecranes (Finland). Over the course of the past six months, the top contributor was ConvaTec Group (U.K.), while the largest detractor was Konecranes.

While we are disappointed with the Fund's short-term performance, we remain optimistic about its mid- to long-term positioning. Although our holdings' share prices have fallen 30-50%, we believe the impact to their underlying business values has been much less. When looking at the discount to our estimate of intrinsic value, we believe this is the most attractive our portfolio has been since the depths of the financial crisis. Even though the coming months will likely remain volatile, we believe today's low share prices could generate attractive rates of return over the mid to long term.

We have been busy using the elevated levels of volatility to reposition the portfolio toward our most compelling investment opportunities. During the quarter, we added to many of our holdings that had experienced share price declines far in excess of the declines in our estimates of their business values. Some of our most significant additions were to Autoliv (Sweden) and Autogrill (Italy). Autoliv is a supplier of passive safety equipment to the auto industry. The company's share price declined over 40% in the quarter. Although auto production shutdowns will cause short-term disruptions at the company, its strong balance sheet and new platform launches should help Autoliv grow revenue well in excess of the growth in light vehicle production in the coming years. Autogrill is a global leader in food-and-beverage retail to the travel sector. Its primary business is operating food retail concessions at airports globally. In the short term, the business will face considerable challenges due to coronavirus-related travel restrictions. However, we believe the recent 60% decline in the company's share price already accounts for the potential impacts of these near-term disruptions along with mid-term declines in passenger volumes. We cannot predict how long the pandemic will last and we anticipate that the company could experience severe short-term shocks. However, we expect that both leisure and business travelers will eventually return to airports, which will benefit Autogrill's business.

We also used the market volatility to add three new holdings to the Fund this quarter: Wynn Macau (China), dormakaba Holding AG (Switzerland) and Software AG (Germany). Wynn Macau, which is majority-owned by parent company Wynn

Resorts, owns and operates two luxury hotel and casino resorts in the Macau region of China. We believe Wynn owns some of the most luxurious properties in Macau and is among one of the segment's most efficient operators. The company's share price fell following the temporary closure of Macau's casinos during the coronavirus outbreak, and we used this opportunity to establish a position. Dormakaba is a Swiss-based provider of mechanical and electronic security systems and a long-term holding of the Fund. We exited the position late last year as the share price approached our view of intrinsic value. The recent market downturn gave us the opportunity to reestablish a position in this high-quality and relatively defensive industrial business. German-based Software AG is the largest independent integration software provider, operating in more than 70 countries. The company provides tools that allow applications to communicate and work together even if they are made by different vendors, hail from different generations or use vastly different information architectures. We believe Software AG's underlying business quality is high, yet the company trades at a significant discount to its software peers.

During the quarter, we exited three positions—Criteo (France), Ontex Group (Belgium) and Wajax (Canada)—as we reallocated capital to investments with more favorable risk-return profiles.

Geographically, we ended the quarter with approximately 70% of our holdings in Europe and the U.K., 13% in Asia, and 7% in Australasia. The remaining positions are 5% in Latin America (Mexico) and 5% in North America (Canada).

We continue to believe the Swiss franc is overvalued versus the U.S. dollar and defensively hedged 10% of the Fund's franc exposure.

During these turbulent times, we thank you for your ongoing patience and support. We will remain steadfast in our pursuit of finding attractive, undervalued companies with management teams dedicated to building shareholder value to add to the Fund.

See accompanying Disclosures and Endnotes on page 92.

Oakmark.com 41

Oakmark International Small Cap Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.1%
INDUSTRIALS - 40.0%
CAPITAL GOODS - 20.5%
Duerr AG (Germany)	1,983	$40,241
Konecranes OYJ (Finland)	2,035	34,650
Travis Perkins PLC (United Kingdom)	2,025	22,018
Metso OYJ (Finland)	849	20,012
Sulzer AG (Switzerland)	267	16,632
Outotec OYJ (Finland)	3,146	11,600
Fluidra SA (Spain) (a)	1,178	11,023
Morgan Advanced Materials PLC (United Kingdom)	4,610	10,520
Bucher Industries AG (Switzerland)	40	10,464
Howden Joinery Group PLC (United Kingdom)	1,619	10,182
dormakaba Holding AG (Switzerland) (a)	8	3,451
		190,793
COMMERCIAL & PROFESSIONAL SERVICES - 16.4%
ISS A/S (Denmark)	2,139	29,261
Babcock International Group PLC (United Kingdom)	4,683	22,102
Pagegroup PLC (United Kingdom)	4,903	22,013
Applus Services SA (Spain)	2,949	18,679
Hays PLC (United Kingdom)	10,746	15,306
Randstad N.V. (Netherlands)	409	14,437
SThree PLC (United Kingdom)	4,227	12,035
Mitie Group PLC (United Kingdom)	14,960	12,022
Loomis AB, Class B (Sweden)	351	7,103
		152,958
TRANSPORTATION - 3.1%
DSV PANALPINA A/S (Denmark)	115	10,436
Controladora Vuela Cia de Aviacion SAB de CV (Mexico) (a) (b)	2,993	10,267
Freightways, Ltd. (New Zealand)	1,338	4,370
Signature Aviation PLC (United Kingdom)	1,752	3,560
		28,633
		372,384
FINANCIALS - 16.6%
DIVERSIFIED FINANCIALS - 12.0%
Julius Baer Group, Ltd. (Switzerland) (a)	1,050	35,176
EFG International AG (Switzerland)	4,269	24,044
Azimut Holding SpA (Italy)	1,575	22,410
Element Fleet Management Corp. (Canada)	2,630	16,742
Standard Life Aberdeen PLC (United Kingdom)	4,831	13,332
		111,704
BANKS - 4.6%
BNK Financial Group, Inc. (South Korea)	7,547	27,387
DGB Financial Group, Inc. (South Korea)	3,971	14,880
		42,267
		153,971
	Shares	Value
COMMUNICATION SERVICES - 9.5%
MEDIA & ENTERTAINMENT - 5.8%
Megacable Holdings SAB de CV (Mexico)	8,190	$22,400
Hakuhodo DY Holdings, Inc. (Japan)	1,437	14,500
Nordic Entertainment Group AB, Class B (Sweden)	418	8,703
oOh!media, Ltd. (Australia)	12,344	4,828
oOh!media, Ltd. (Australia)	8,771	3,430
		53,861
TELECOMMUNICATION SERVICES - 3.7%
Sarana Menara Nusantara Tbk PT (Indonesia)	380,284	15,692
Tower Bersama Infrastructure Tbk PT (Indonesia)	211,618	11,739
NOS SGPS SA (Portugal)	2,217	7,404
		34,835
		88,696
CONSUMER DISCRETIONARY - 8.4%
AUTOMOBILES & COMPONENTS - 5.3%
Pirelli & C SpA (Italy)	6,414	22,631
Autoliv, Inc. (Sweden)	383	17,608
Dometic Group AB (Sweden)	2,105	9,327
		49,566
CONSUMER SERVICES - 2.3%
Autogrill SpA (Italy)	2,829	13,130
Wynn Macau, Ltd. (China)	3,358	5,036
Dignity PLC (United Kingdom)	765	2,660
		20,826
CONSUMER DURABLES & APPAREL - 0.8%
Gildan Activewear, Inc. (Canada)	608	7,746
		78,138
INFORMATION TECHNOLOGY - 6.0%
SOFTWARE & SERVICES - 5.5%
Atea ASA (Norway) (a)	3,605	30,333
BlackBerry, Ltd. (Canada) (a)	4,182	17,148
Software AG (Germany)	125	3,737
		51,218
TECHNOLOGY HARDWARE & EQUIPMENT - 0.5%
Hirose Electric Co., Ltd. (Japan)	43	4,452
		55,670
HEALTH CARE - 5.6%
HEALTH CARE EQUIPMENT & SERVICES - 5.6%
ConvaTec Group PLC (United Kingdom)	9,460	21,752
Healius, Ltd. (Australia)	16,574	20,837
Ansell, Ltd. (Australia)	568	9,404
		51,993

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.1% (continued)
MATERIALS - 5.0%
Incitec Pivot, Ltd. (Australia)	19,654	$24,379
DS Smith PLC (United Kingdom)	5,095	17,268
Titan Cement International SA (Belgium) (a)	397	4,528
		46,175
CONSUMER STAPLES - 3.1%
FOOD & STAPLES RETAILING - 2.2%
Sugi Holdings Co., Ltd. (Japan)	390	20,879
HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico) (a)	5,341	8,086
		28,965
REAL ESTATE - 1.9%
LSL Property Services PLC (United Kingdom) (c)	5,072	10,520
IWG PLC (Switzerland)	3,391	7,231
		17,751
TOTAL COMMON STOCKS - 96.1% (COST $1,344,521)		893,743
	Par Value	Value
SHORT-TERM INVESTMENT - 3.1%
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/20 due 04/01/20, repurchase price $28,426, collateralized by United States Treasury Note, 1.750% due 12/31/26, value plus accrued interest of $28,998 (Cost: $28,426)	$28,426	28,426
TOTAL SHORT-TERM INVESTMENTS - 3.1% (COST $28,426)		28,426
TOTAL INVESTMENTS - 99.2% (COST $1,372,947)		922,169
Foreign Currencies (Cost $2,212) - 0.2%		2,219
Other Assets In Excess of Liabilities - 0.6%		5,363
TOTAL NET ASSETS - 100.0%		$929,751

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

Oakmark.com 43

Oakmark International Small Cap Fund  March 31, 2020 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/20	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	3,042	$3,127	06/17/20	$3,173	$46
				$3,173	$46
Foreign Currency Sold:
Swiss Franc	12,152	$12,502	06/17/20	$12,675	$(173)
				$12,675	$(173)

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country, or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2019	Value March 31, 2020	Percent of Net Assets
LSL Property Services PLC (a)	5,072	$0	$3,215	$257	$(1,995)	$0	$15,473	$10,520	1.1%
TOTAL	5,072	$0	$3,215	$257	$(1,995)	$0	$15,473	$10,520	1.1%

(a)  Due to transactions during the period ended March 31, 2020, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

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Oakmark.com 45

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2020 (Unaudited)

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$10,254,280		$3,233,869		$8,109,756		$1,085,631
Investments in affiliated securities, at value (b)	0		0		0		0
Foreign currency, at value(d)	0	(c)	0		0	(c)	302
Receivable for:
Securities sold	70,703		46,285		45,004		4,549
Fund shares sold	32,231		8,638		3,854		11,557
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	8,968		162		34,427		747
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		0		0
Tax reclaim from unaffiliated securities	146		28		0		1,341
Total receivables	112,048		55,113		83,285		18,194
Other assets	85		24		62		9
Total assets	$10,366,413		$3,289,006		$8,193,103		$1,104,136
Liabilities and net assets
Payable for:
Due to custodian	$7		$57		$0		$0
Securities purchased	96,581		22,019		27,112		2,257
Fund shares redeemed	35,354		6,023		34,313		34,707
Options written, at value	19,972	(e)	7,064	(e)	0		0
Forward foreign currency contracts	0		0		0		161
Investment advisory fee	1,885		660		1,223		271
Other shareholder servicing fees	2,498		546		2,020		210
Transfer and dividend disbursing agent fees	117		76		79		34
Trustee fees (benefit)	(3)		1		(4)		(4)
Deferred trustee compensation	778		320		780		183
Other	628		260		511		173
Total liabilities	157,817		37,026		66,034		37,992
Net assets applicable to Fund shares outstanding	$10,208,596		$3,251,980		$8,127,069		$1,066,144
Analysis of net assets
Paid in capital	$8,035,554		$2,911,960		$6,887,769		$1,202,754
Distributable earnings	2,173,042		340,020		1,239,300		(136,610)
Net assets applicable to Fund shares outstanding	$10,208,596		$3,251,980		$8,127,069		$1,066,144
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$55.64		$29.28		$22.9		$19.13
Investor Class—Net assets	$5,568,170		$2,268,536		$5,966,698		$612,483
Investor Class—Shares outstanding (Unlimited shares authorized)	100,077		77,488		260,534		32,023
Net asset value, offering and redemption price per share: Advisor Class	$55.61		$29.27		$22.9		$19.12
Advisor Class—Net assets	$3,010,182		$441,950		$1,004,342		$188,611
Advisor Class—Shares outstanding (Unlimited shares authorized)	54,132		15,101		43,863		9,863
Net asset value, offering and redemption price per share: Institutional Class	$55.63		$29.27		$22.9		$19.13
Institutional Class—Net assets	$1,575,387		$538,420		$971,177		$257,457
Institutional Class—Shares outstanding (Unlimited shares authorized)	28,319		18,394		42,407		13,461
Net asset value, offering and redemption price per share: Service Class	$55.48	(f)	$28.99	(f)	$22.78		$18.54 (f)
Service Class—Net assets	$54,857		$3,074		$184,852		$7,593
Service Class—Shares outstanding (Unlimited shares authorized)	989		106		8,114		410
(a) Identified cost of investments in unaffiliated securities.	$9,282,677		$2,902,578		$7,279,224		$1,233,996
(b) Identified cost of investments in affiliated securities.	0		0		0		0
(c) Amount rounds to less than $1,000.
(d) Identified cost of foreign currency.	0	(c)	0		0	(c)	302
(e) Written options premiums received of $19,213 and $5,929 (in thousands) for the Oakmark Fund and the Oakmark Select Fund, respectively.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2020.

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

	Oakmark Global Select Fund		Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,260,496		$16,317,945	$922,169
Investments in affiliated securities, at value (b)	0		2,724,581	0
Foreign currency, at value(d)	0	(c)	11,519	2,219
Receivable for:
Securities sold	1,201		121,673	11,304
Fund shares sold	5,533		114,526	2,933
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	456		39,558	2,660
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		7,899	0
Tax reclaim from unaffiliated securities	756		41,566	2,048
Total receivables	7,946		325,222	18,945
Other assets	10		161	8
Total assets	$1,268,452		$19,379,428	$943,341
Liabilities and net assets
Payable for:
Due to custodian	$0		$0	$0
Securities purchased	0		51,036	7,123
Fund shares redeemed	5,366		145,226	5,532
Options written, at value	0		0	0
Forward foreign currency contracts	245		2,153	127
Investment advisory fee	311		4,122	297
Other shareholder servicing fees	230		4,475	131
Transfer and dividend disbursing agent fees	11		78	13
Trustee fees (benefit)	(1)		(16)	(1)
Deferred trustee compensation	135		1,165	173
Other	169		2,034	195
Total liabilities	6,466		210,273	13,590
Net assets applicable to Fund shares outstanding	$1,261,986		$19,169,155	$929,751
Analysis of net assets
Paid in capital	$1,518,799		$32,268,464	$1,572,046
Distributable earnings	(256,813)		(13,099,309)	(642,295)
Net assets applicable to Fund shares outstanding	$1,261,986		$19,169,155	$929,751
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$12.87		$15.42	$10.12
Investor Class—Net assets	$531,823		$8,292,690	$337,275
Investor Class—Shares outstanding (Unlimited shares authorized)	41,309		537,621	33,342
Net asset value, offering and redemption price per share: Advisor Class	$12.86		$15.4	$10.12
Advisor Class—Net assets	$308,066		$4,512,144	$96,183
Advisor Class—Shares outstanding (Unlimited shares authorized)	23,959		292,928	9,502
Net asset value, offering and redemption price per share: Institutional Class	$12.86		$15.42	$10.09
Institutional Class—Net assets	$422,097		$6,189,503	$495,662
Institutional Class—Shares outstanding (Unlimited shares authorized)	32,815		401,463	49,110
Net asset value, offering and redemption price per share: Service Class	$0		$15.54	$10.05 (f)
Service Class—Net assets	$0		$174,818	$631
Service Class—Shares outstanding (Unlimited shares authorized)	0		11,247	63
(a) Identified cost of investments in unaffiliated securities.	$1,443,253		$24,230,061	$1,372,947
(b) Identified cost of investments in affiliated securities.	0		6,133,133	0
(c) Amount rounds to less than $1,000.
(d) Identified cost of foreign currency.	0	(c)	11,458	2,212
(e) Written options premiums received of $19,213 and $5,929 (in thousands) for the Oakmark Fund and the Oakmark Select Fund, respectively.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2020.

Oakmark.com 47

Oakmark Funds

Statements of Operations—March 31, 2020 (Unaudited)

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$121,569	$25,842	$67,166	$7,052
Dividends from affiliated securities	0	0	0	0
Interest income from unaffiliated securities	5,984	1,711	65,998	317
Non-cash dividends from unaffiliated securities	0	0	0	371
Other income	9	16	0	0
Foreign taxes withheld	(192)	0	(381)	(98)
Total investment income	127,370	27,569	132,783	7,642
Expenses:
Investment advisory fee	58,930	20,131	40,443	8,445
Transfer and dividend disbursing agent fees	452	242	320	119
Other shareholder servicing fees—Investor Class	7,308	2,640	7,544	830
Other shareholder servicing fees—Advisor Class	1,539	117	375	69
Other shareholder servicing fees—Service Class	88	5	264	12
Service fee—Service Class	110	6	330	15
Reports to shareholders	347	109	164	32
Custody and accounting fees	263	127	215	147
Registration and blue sky expenses	93	89	81	54
Trustees fees (benefit)	(43)	7	(83)	27
Legal fees	157	93	119	69
Audit and tax services fees	26	16	23	15
Interest expense	32	3	0	0
Other	219	113	179	88
Total expenses	69,521	23,698	49,974	9,922
Advisory fee waiver	(3,349)	(1,668)	(5,512)	(487)
Net expenses	66,172	22,030	44,462	9,435
Net investment income (loss)	$61,198	$5,539	$88,321	$(1,793)
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	684,012	141,445	363,730	36,027
Affiliated investments	0	0	0	0
Unaffiliated in-kind transactions	604,453	0	0	0
Forward foreign currency contracts	0	0	0	142
Foreign currency transactions	0	0	0	(231)
Purchased options	(34,030)	(9,125)	0	0
Written options	(46,727)	(19,051)	0	0
Net realized gain (loss)	1,207,708	113,269	363,730	35,938
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(4,165,036)	(1,145,534)	(2,208,565)	(460,553	)(a)
Affiliated investments	0	0	0	0
Forward foreign currency contracts	0	0	0	(421)
Foreign currency translation	0 (b)	0	0 (b)	196
Written options	(2,288)	(1,678)	0	0
Net change in unrealized appreciation (depreciation)	(4,167,324)	(1,147,212)	(2,208,565)	(460,778)
Net realized and unrealized loss	(2,959,616)	(1,033,943)	(1,844,835)	(424,840)
Net increase (decrease) in net assets resulting from operations	$(2,898,418)	$(1,028,404)	$(1,756,514)	$(426,633)
(a) Includes net change in capital gain withholding taxes of $(115) and $(2,729) (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.
(b) Amount rounds to less than $1,000.
See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund		Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$6,497	$104,728		$14,420
Dividends from affiliated securities	0	17,322		0
Interest income from unaffiliated securities	513	7,084		389
Non-cash dividends from unaffiliated securities	0	4,509		389
Other income	5	24		0
Foreign taxes withheld	(135)	(9,819)		(912)
Total investment income	6,880	123,848		14,286
Expenses:
Investment advisory fee	9,286	128,488		8,502
Transfer and dividend disbursing agent fees	41	280		48
Other shareholder servicing fees—Investor Class	702	12,637		455
Other shareholder servicing fees—Advisor Class	158	2,782		57
Other shareholder servicing fees—Service Class	0	272		1
Service fee—Service Class	0	342		1
Reports to shareholders	34	763		38
Custody and accounting fees	146	1,942		185
Registration and blue sky expenses	62	177		50
Trustees fees (benefit)	46	(60)		31
Legal fees	72	245		68
Audit and tax services fees	15	49		17
Interest expense	0	0		0
Other	90	355		87
Total expenses	10,652	148,272		9,540
Advisory fee waiver	(602)	(7,876)		0
Net expenses	10,050	140,396		9,540
Net investment income (loss)	$(3,170)	$(16,548)		$4,746
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(34,311)	(86,754)		(44,639)
Affiliated investments	0	(240,840)		257
Unaffiliated in-kind transactions	0	0		0
Forward foreign currency contracts	275	2,351		767
Foreign currency transactions	(244)	(8,141)		(228)
Purchased options	(2,567)	0		0
Written options	(3,156)	0		0
Net realized gain (loss)	(40,003)	(333,384)		(43,843)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(345,236)	(6,333,263	)(a)	(391,548)
Affiliated investments	0	(2,217,104)		(1,995)
Forward foreign currency contracts	(749)	(6,458)		(680)
Foreign currency translation	178	4,647		63
Written options	0	0		0
Net change in unrealized appreciation (depreciation)	(345,807)	(8,552,178)		(394,160)
Net realized and unrealized loss	(385,810)	(8,885,562)		(438,003)
Net increase (decrease) in net assets resulting from operations	$(388,980)	$(8,902,110)		$(433,257)
(a) Includes net change in capital gain withholding taxes of $(115) and $(2,729) (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.
(b) Amount rounds to less than $1,000.

Oakmark.com 49

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Six Months Ended March 31, 2020 (Unaudited)		Year Ended September 30, 2019
From Operations:
Net investment income	$61,198		$211,704
Net realized gain (loss)	1,207,708		1,477,840
Net change in unrealized appreciation (depreciation)	(4,167,324)		(2,946,967)
Net decrease in net assets from operations	(2,898,418)		(1,257,423)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(726,552)		(704,953)
Distributions to shareholders—Advisor Class	(408,372)		(375,860)
Distributions to shareholders—Institutional Class	(195,832)		(184,715)
Distributions to shareholders—Service Class	(7,172)		(8,162)
Total distributions to shareholders	(1,337,928)		(1,273,690)
From Fund share transactions:
Proceeds from shares sold—Investor Class	462,710		1,400,721
Proceeds from shares sold—Advisor Class	658,390		1,614,415
Proceeds from shares sold—Institutional Class	1,470,512		703,662
Proceeds from shares sold—Service Class	11,819		16,608
Reinvestment of distributions—Investor Class	685,615		669,456
Reinvestment of distributions—Advisor Class	369,720		338,369
Reinvestment of distributions—Institutional Class	185,312		170,705
Reinvestment of distributions—Service Class	5,070		5,800
Payment for shares redeemed—Investor Class	(2,299,901)		(4,128,928)
Payment for shares redeemed—Advisor Class	(1,553,030)		(1,943,286)
Payment for shares redeemed—Institutional Class	(1,745,454	)(a)	(1,535,491)
Payment for shares redeemed—Service Class	(36,730)		(50,775)
Net decrease in net assets from Fund share transactions	(1,785,967)		(2,738,744)
Total decrease in net assets	(6,022,313)		(5,269,857)
Net assets:
Beginning of period	16,230,909		21,500,766
End of period	$10,208,596		$16,230,909

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Six Months Ended March 31, 2020 (Unaudited)		Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	6,567		18,386
Shares issued in reinvestment of dividends	8,695		9,363
Less shares redeemed	(31,306)		(53,506)
Net decrease in shares outstanding	(16,044)		(25,757)
Fund share transactions—Advisor Class:
Shares sold	9,099		21,287
Shares issued in reinvestment of dividends	4,693		4,737
Less shares redeemed	(21,117)		(25,199)
Net increase in shares outstanding	(7,325)		825
Fund share transactions—Institutional Class:
Shares sold	18,837		9,169
Shares issued in reinvestment of dividends	2,352		2,389
Less shares redeemed	(22,406	)(b)	(19,406)
Net increase in shares outstanding	(1,217)		(7,848)
Fund share transactions—Service Class:
Shares sold	156		221
Shares issued in reinvestment of dividends	64		81
Less shares redeemed	(490)		(663)
Net decrease in shares outstanding	(270)		(361)

(a)  $1,199,745 were redeemed through in-kind transactions.

(b)  14,916 shares were redeemed through in-kind transactions.

See accompanying Notes to Financial Statements.

Oakmark.com 51

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
From Operations:
Net investment income	$5,539	$57,304
Net realized gain (loss)	113,269	(106,443)
Net change in unrealized appreciation (depreciation)	(1,147,212)	(598,680)
Net decrease in net assets from operations	(1,028,404)	(647,819)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(22,703)	(151,365)
Distributions to shareholders—Advisor Class	(5,554)	(30,451)
Distributions to shareholders—Institutional Class	(6,360)	(31,261)
Distributions to shareholders—Service Class	(3)	(474)
Total distributions to shareholders	(34,620)	(213,551)
From Fund share transactions:
Proceeds from shares sold—Investor Class	415,481	593,984
Proceeds from shares sold—Advisor Class	36,228	187,105
Proceeds from shares sold—Institutional Class	177,121	184,202
Proceeds from shares sold—Service Class	268	1,219
Reinvestment of distributions—Investor Class	22,285	141,312
Reinvestment of distributions—Advisor Class	4,733	26,475
Reinvestment of distributions—Institutional Class	5,854	30,237
Reinvestment of distributions—Service Class	3	343
Payment for shares redeemed—Investor Class	(605,225)	(1,321,468)
Payment for shares redeemed—Advisor Class	(86,390)	(183,611)
Payment for shares redeemed—Institutional Class	(112,807)	(284,940)
Payment for shares redeemed—Service Class	(3,358)	(6,552)
Net decrease in net assets from Fund share transactions	(145,807)	(631,694)
Total decrease in net assets	(1,208,831)	(1,493,064)
Net assets:
Beginning of period	4,460,811	5,953,875
End of period	$3,251,980	$4,460,811

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	11,920	15,176
Shares issued in reinvestment of dividends	523	3,968
Less shares redeemed	(15,448)	(34,122)
Net decrease in shares outstanding	(3,005)	(14,978)
Fund share transactions—Advisor Class:
Shares sold	931	4,844
Shares issued in reinvestment of dividends	111	744
Less shares redeemed	(2,224)	(4,806)
Net increase in shares outstanding	(1,182)	782
Fund share transactions—Institutional Class:
Shares sold	4,359	4,806
Shares issued in reinvestment of dividends	138	850
Less shares redeemed	(2,937)	(7,381)
Net increase in shares outstanding	1,560	(1,725)
Fund share transactions—Service Class:
Shares sold	7	32
Shares issued in reinvestment of dividends	0	10
Less shares redeemed	(84)	(170)
Net decrease in shares outstanding	(77)	(128)

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
From Operations:
Net investment income	$88,321	$228,567
Net realized gain (loss)	363,730	1,035,795
Net change in unrealized appreciation (depreciation)	(2,208,565)	(1,099,399)
Net increase (decrease) in net assets from operations	(1,756,514)	164,963
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(749,755)	(941,614)
Distributions to shareholders—Advisor Class	(119,524)	(129,602)
Distributions to shareholders—Institutional Class	(106,614)	(86,752)
Distributions to shareholders—Service Class	(23,160)	(33,587)
Total distributions to shareholders	(999,053)	(1,191,555)
From Fund share transactions:
Proceeds from shares sold—Investor Class	296,757	614,595
Proceeds from shares sold—Advisor Class	150,249	445,311
Proceeds from shares sold—Institutional Class	201,685	560,880
Proceeds from shares sold—Service Class	13,228	54,765
Reinvestment of distributions—Investor Class	718,160	898,151
Reinvestment of distributions—Advisor Class	98,593	104,433
Reinvestment of distributions—Institutional Class	101,501	77,505
Reinvestment of distributions—Service Class	20,919	30,244
Payment for shares redeemed—Investor Class	(2,027,351)	(3,842,359)
Payment for shares redeemed—Advisor Class	(253,726)	(816,923)
Payment for shares redeemed—Institutional Class	(193,051)	(422,080)
Payment for shares redeemed—Service Class	(80,685)	(204,168)
Net decrease in net assets from Fund share transactions	(953,721)	(2,499,646)
Total decrease in net assets	(3,709,288)	(3,526,238)
Net assets:
Beginning of period	11,836,357	15,362,595
End of period	$8,127,069	$11,836,357

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	10,553	20,829
Shares issued in reinvestment of dividends	24,764	32,506
Less shares redeemed	(72,077)	(129,988)
Net decrease in shares outstanding	(36,760)	(76,653)
Fund share transactions—Advisor Class:
Shares sold	5,192	14,836
Shares issued in reinvestment of dividends	3,402	3,781
Less shares redeemed	(9,191)	(27,015)
Net increase in shares outstanding	(597)	(8,398)
Fund share transactions—Institutional Class:
Shares sold	6,925	18,962
Shares issued in reinvestment of dividends	3,503	2,805
Less shares redeemed	(7,225)	(14,348)
Net increase in shares outstanding	3,203	7,419
Fund share transactions—Service Class:
Shares sold	467	1,871
Shares issued in reinvestment of dividends	725	1,099
Less shares redeemed	(2,814)	(7,091)
Net decrease in shares outstanding	(1,622)	(4,121)

See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
From Operations:
Net investment income (loss)	$(1,793)	$34,108
Net realized gain (loss)	35,938	60,826
Net change in unrealized appreciation (depreciation)	(460,778)	(174,037)
Net decrease in net assets from operations	(426,633)	(79,103)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(41,339)	(149,145)
Distributions to shareholders—Advisor Class	(10,502)	(48,794)
Distributions to shareholders—Institutional Class	(13,775)	(35,358)
Distributions to shareholders—Service Class	(453)	(1,591)
Total distributions to shareholders	(66,069)	(234,888)
From Fund share transactions:
Proceeds from shares sold—Investor Class	47,953	108,062
Proceeds from shares sold—Advisor Class	56,425	132,079
Proceeds from shares sold—Institutional Class	94,647	75,110
Proceeds from shares sold—Service Class	892	2,371
Reinvestment of distributions—Investor Class	40,612	146,749
Reinvestment of distributions—Advisor Class	8,434	41,642
Reinvestment of distributions—Institutional Class	13,670	34,773
Reinvestment of distributions—Service Class	369	1,323
Payment for shares redeemed—Investor Class	(259,799)	(461,815)
Payment for shares redeemed—Advisor Class	(62,168)	(294,484)
Payment for shares redeemed—Institutional Class	(45,929)	(82,656)
Payment for shares redeemed—Service Class	(2,630)	(5,722)
Net decrease in net assets from Fund share transactions	(107,524)	(302,568)
Total decrease in net assets	(600,226)	(616,559)
Net assets:
Beginning of period	1,666,370	2,282,929
End of period	$1,066,144	$1,666,370

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	1,923	4,086
Shares issued in reinvestment of dividends	1,413	5,961
Less shares redeemed	(10,460)	(17,248)
Net decrease in shares outstanding	(7,124)	(7,201)
Fund share transactions—Advisor Class:
Shares sold	2,428	5,048
Shares issued in reinvestment of dividends	294	1,692
Less shares redeemed	(2,410)	(10,850)
Net increase in shares outstanding	312	(4,110)
Fund share transactions—Institutional Class:
Shares sold	3,643	2,816
Shares issued in reinvestment of dividends	476	1,413
Less shares redeemed	(2,052)	(3,176)
Net increase in shares outstanding	2,067	1,053
Fund share transactions—Service Class:
Shares sold	36	91
Shares issued in reinvestment of dividends	13	55
Less shares redeemed	(102)	(213)
Net decrease in shares outstanding	(53)	(67)

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
From Operations:
Net investment income (loss)	$(3,170)	$40,503
Net realized gain (loss)	(40,003)	(18,112)
Net change in unrealized appreciation (depreciation)	(345,807)	(205,732)
Net decrease in net assets from operations	(388,980)	(183,341)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(10,219)	(48,631)
Distributions to shareholders—Advisor Class	(6,484)	(22,415)
Distributions to shareholders—Institutional Class	(8,055)	(29,377)
Total distributions to shareholders	(24,758)	(100,423)
From Fund share transactions:
Proceeds from shares sold—Investor Class	104,365	147,783
Proceeds from shares sold—Advisor Class	68,995	258,878
Proceeds from shares sold—Institutional Class	68,564	129,406
Reinvestment of distributions—Investor Class	9,817	46,962
Reinvestment of distributions—Advisor Class	5,434	17,974
Reinvestment of distributions—Institutional Class	6,866	26,197
Payment for shares redeemed—Investor Class	(205,248)	(646,986)
Payment for shares redeemed—Advisor Class	(114,816)	(246,044)
Payment for shares redeemed—Institutional Class	(54,555)	(307,247)
Net decrease in net assets from Fund share transactions	(110,578)	(573,077)
Total decrease in net assets	(524,316)	(856,841)
Net assets:
Beginning of period	1,786,302	2,643,143
End of period	$1,261,986	$1,786,302

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund (continued)
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	$6,234	$8,939
Shares issued in reinvestment of dividends	542	3,140
Less shares redeemed	(12,964)	(40,169)
Net decrease in shares outstanding	(6,188)	(28,090)
Fund share transactions—Advisor Class:
Shares sold	4,274	16,263
Shares issued in reinvestment of dividends	301	1,203
Less shares redeemed	(7,340)	(15,344)
Net increase in shares outstanding	(2,765)	2,122
Fund share transactions—Institutional Class:
Shares sold	4,204	8,038
Shares issued in reinvestment of dividends	380	1,753
Less shares redeemed	(3,818)	(19,704)
Net increase in shares outstanding	766	(9,913)

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
From Operations:
Net investment income (loss)	$(16,548)	$1,037,481
Net realized gain (loss)	(333,384)	(1,067,171)
Net change in unrealized appreciation (depreciation)	(8,552,178)	(3,130,392)
Net decrease in net assets from operations	(8,902,110)	(3,160,082)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(273,582)	(1,081,892)
Distributions to shareholders—Advisor Class	(137,704)	(482,915)
Distributions to shareholders—Institutional Class	(205,472)	(657,692)
Distributions to shareholders—Service Class	(4,362)	(21,994)
Total distributions to shareholders	(621,120)	(2,244,493)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,254,080	3,564,054
Proceeds from shares sold—Advisor Class	1,597,178	6,114,124
Proceeds from shares sold—Institutional Class	1,715,731	3,869,391 (a)
Proceeds from shares sold—Service Class	39,921	96,529
Reinvestment of distributions—Investor Class	262,972	1,028,969
Reinvestment of distributions—Advisor Class	86,948	299,593
Reinvestment of distributions—Institutional Class	177,573	573,447
Reinvestment of distributions—Service Class	2,484	13,691
Payment for shares redeemed—Investor Class	(3,466,444)	(11,805,570)
Payment for shares redeemed—Advisor Class	(1,736,855)	(4,873,953)
Payment for shares redeemed—Institutional Class	(2,055,423)	(5,611,910)
Payment for shares redeemed—Service Class	(97,516)	(192,851)
Net decrease in net assets from Fund share transactions	(2,219,351)	(6,924,486)
Total decrease in net assets	(11,742,581)	(12,329,061)
Net assets:
Beginning of period	30,911,736	43,240,797
End of period	$19,169,155	$30,911,736

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	62,419	159,024
Shares issued in reinvestment of dividends	10,795	48,720
Less shares redeemed	(167,125)	(527,404)
Net decrease in shares outstanding	(93,911)	(319,660)
Fund share transactions—Advisor Class:
Shares sold	81,308	276,812
Shares issued in reinvestment of dividends	3,575	14,199
Less shares redeemed	(85,127)	(217,814)
Net increase in shares outstanding	(244)	73,197
Fund share transactions—Institutional Class:
Shares sold	82,863	171,599 (b)
Shares issued in reinvestment of dividends	7,298	27,165
Less shares redeemed	(101,897)	(250,411)
Net increase in shares outstanding	(11,736)	(51,647)
Fund share transactions—Service Class:
Shares sold	1,996	4,286
Shares issued in reinvestment of dividends	101	643
Less shares redeemed	(4,179)	(8,467)
Net decrease in shares outstanding	(2,082)	(3,538)

(a)  $32,161 were purchased through in-kind transactions.

(b)  1,424 shares were purchased through in-kind transactions.

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
From Operations:
Net investment income	$4,746	$30,194
Net realized gain (loss)	(43,843)	(131,026)
Net change in unrealized appreciation (depreciation)	(394,160)	(22,500)
Net decrease in net assets from operations	(433,257)	(123,332)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(1,243)	(54,731)
Distributions to shareholders—Advisor Class	(541)	(10,864)
Distributions to shareholders—Institutional Class	(3,050)	(55,242)
Distributions to shareholders—Service Class	0	(94)
Total distributions to shareholders	(4,834)	(120,931)
From Fund share transactions:
Proceeds from shares sold—Investor Class	38,030	110,434
Proceeds from shares sold—Advisor Class	22,616	95,839
Proceeds from shares sold—Institutional Class	121,216	370,102
Proceeds from shares sold—Service Class	223	224
Reinvestment of distributions—Investor Class	1,216	53,553
Reinvestment of distributions—Advisor Class	454	8,540
Reinvestment of distributions—Institutional Class	1,781	45,336
Reinvestment of distributions—Service Class	0	59
Payment for shares redeemed—Investor Class	(96,520)	(517,718)
Payment for shares redeemed—Advisor Class	(23,262)	(278,268)
Payment for shares redeemed—Institutional Class	(123,308)	(442,563)
Payment for shares redeemed—Service Class	(352)	(639)
Redemption fees—Investor Class	0	61
Redemption fees—Advisor Class	0	3
Redemption fees—Institutional Class	0	47
Net decrease in net assets from Fund share transactions	(57,906)	(554,990)
Total decrease in net assets	(495,997)	(799,253)
Net assets:
Beginning of period	1,425,748	2,225,001
End of period	$929,751	$1,425,748

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	2,778	7,877
Shares issued in reinvestment of dividends	76	4,135
Less shares redeemed	(6,902)	(36,659)
Net decrease in shares outstanding	(4,048)	(24,647)
Fund share transactions—Advisor Class:
Shares sold	1,641	6,828
Shares issued in reinvestment of dividends	29	659
Less shares redeemed	(1,903)	(18,974)
Net increase in shares outstanding	(233)	(11,487)
Fund share transactions—Institutional Class:
Shares sold	9,036	26,098
Shares issued in reinvestment of dividends	112	3,509
Less shares redeemed	(10,463)	(31,950)
Net increase in shares outstanding	(1,315)	(2,343)
Fund share transactions—Service Class:
Shares sold	16	16
Shares issued in reinvestment of dividends	0	5
Less shares redeemed	(24)	(45)
Net decrease in shares outstanding	(8)	(24)

See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers four classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares and Service Class Shares. Investor Class, Advisor Class and Institutional Class Shares are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Service Class Shares are offered to certain retirement plans, such as 401(k) and profit sharing plans. Service Class Shares pay a service fee at the annual rate of up to 0.25% of the average net assets of Service Class Shares of the Funds. This service fee is paid to intermediaries for performing the services associated with the administration of such retirement plans. Global Select had no outstanding Service Class Shares during the six-month period ended March 31, 2020.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and divided disbursing agent fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

Security valuation

The share price is also called the net asset value (the "NAV") of a share. The NAV of shares of each class is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such

64 OAKMARK FUNDS

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as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for FLEX options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (OVME) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures approved by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of Harris Associates L.P. (the "Adviser") in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2020, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$9,583,202	$0	$0
Short-Term Investments	0	671,078	0
Put Options Written	(19,972)	0	0
Total	$9,563,230	$671,078	$0
Select
Common Stocks	$3,031,865	$0	$0
Short-Term Investments	0	202,004	0
Put Options Written	(7,064)	0	0
Total	$3,024,801	$202,004	$0

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(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity and Income
Common Stocks	$4,684,318	$53,640	$0
Preferred Stocks	10,204	0	0
Corporate Bonds	0	1,816,628	0
Government and Agency Securities	0	1,303,483	0
Bank Loans	0	4,710	0
Short-Term Investments	0	236,773	0
Total	$4,694,522	$3,415,234	$0
Global
Common Stocks	$559,349	$458,358	$0
Short-Term Investments	0	67,924	0
Forward Foreign Currency Contracts - Assets	0	82	0
Forward Foreign Currency Contracts - Liabilities	0	(243)	0
Total	$559,349	$526,121	$0
Global Select
Common Stocks	$618,313	$608,769	$0
Short-Term Investments	0	33,414	0
Forward Foreign Currency Contracts - Assets	0	156	0
Forward Foreign Currency Contracts - Liabilities	0	(401)	0
Total	$618,313	$641,938	$0
International
Common Stocks	$1,658,413	$16,628,403	$0
Preferred Stocks	0	106,776	0
Short-Term Investments	0	648,934	0
Forward Foreign Currency Contracts - Assets	0	1,271	0
Forward Foreign Currency Contracts - Liabilities	0	(3,424)	0
Total	$1,658,413	$17,381,960	$0
Int'l Small Cap
Common Stocks	$110,517	$783,226	$0
Short-Term Investments	0	28,426	0
Forward Foreign Currency Contracts - Assets	0	46	0
Forward Foreign Currency Contracts - Liabilities	0	(173)	0
Total	$110,517	$811,525	$0

Offsetting assets and liabilities

ASC 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At March 31, 2020, certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the forward foreign currency contract table included in the Fund's Schedule of Investments.

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At March 31, 2020, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At March 31, 2020, Global, Global Select, International and Int'l Small Cap held non-collateralized, forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street") and are listed in the Fund's Schedule of Investments.

For the period ended March 31, 2020, the notional value of forward foreign currency contracts opened and the notional value of settled contracts is listed by Fund in the table below (in thousands):

Fund	Currency Contracts Opened	Currency Contracts Settled
Global	$17,555	$25,711
Global Select	28,980	49,597
International	247,526	419,037
Int'l Small Cap	12,502	24,323

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a

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when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At March 31, 2020, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At March 31, 2020, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark, Global Select, and Select used purchased options for tax management purposes during the period ended March 31, 2020. Oakmark, Global Select, and Select had (in thousands) net realized losses on purchased options of $34,030, $2,567 and $9,125, respectively. There were no outstanding purchased options as of March 31, 2020.

Oakmark, Global Select, and Select used options written for tax management purposes during the period ended March 31, 2020. Oakmark, Global Select, and Select had (in thousands) net realized losses on written options of $46,727, $3,156 and $19,051, respectively. Written options outstanding, if any, are listed on each Fund's Schedule of Investments.

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the Facility bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the period ended March 31, 2020.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2020, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At March 31, 2020, all of the Funds held repurchase agreements.

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Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statement of Operations.

At March 31, 2020, none of the Funds had securities on loan.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. There were no interfund loans during the period ended March 31, 2020.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion;
0.620% on the next $12.5 billion;
0.615% on the next $10 billion; and
0.610% over $35 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion;
0.785% on the next $10 billion;
0.775% on the next $5 billion; and
0.770% over $50 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser has contractually agreed, through January 27, 2021, to waive the advisory fee otherwise payable to it by the following percentages with respect to each Fund: 0.043% for Oakmark; 0.074% for Select; 0.099% for Equity and Income; 0.059% for Global; 0.066% for Global Select; and 0.052% for International. When determining whether a Fund's total expenses exceed the additional contractual expense cap described below, a Fund's net advisory fee, reflecting application of the advisory fee waiver, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of

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Notes to Financial Statements (continued)

this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser. The advisory fees waived for each Fund are included in the Statement of Operations.

The Adviser has contractually agreed, through January 27, 2021, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	Service Class
Oakmark	1.50%	1.40%	1.30%	1.75%
Select	1.50	1.40	1.30	1.75
Equity and Income	1.00	0.90	0.80	1.25
Global	1.75	1.65	1.55	2.00
Global Select	1.75	1.65	1.55	2.00
International	2.00	1.90	1.80	2.25
Int'l Small Cap	2.00	1.90	1.80	2.25

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of March 31, 2020, there were no amounts subject to recoupment.

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Institutional Class shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Funds' financial statements. Generally, each of the tax years in the four-year period ended March 31, 2020, remains subject to examination by taxing authorities.

At March 31, 2020, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$9,317,786	$2,288,478	$(1,371,956)	$916,522
Select	2,906,472	741,416	(421,082)	320,334
Equity and Income	7,277,449	1,594,265	(761,958)	832,307
Global	1,247,639	190,103	(352,261)	(162,158)
Global Select	1,459,482	203,547	(402,777)	(199,230)
International	30,980,124	574,351	(12,514,050)	(11,939,699)
Int'l Small Cap	1,392,236	35,305	(505,499)	(470,194)

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Notes to Financial Statements (continued)

As of March 31, 2020, the short- and long-term capital losses available to offset future capital gains were as follows (in thousands):

	Short-Term	Long-Term	Total
Global Select	$24,569	$32,894	$57,463
International	1,123,825	35,075	1,158,900
Int'l Small Cap	98,919	77,009	175,928

At March 31, 2020, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$37,329	$456,297	$493,626
Select	4,535	12,120	16,655
Equity and Income	26,836	292,842	319,678
Global	0	21,194	21,194
Global Select	0	0	0
International	0	0	0
Int'l Small Cap	4,051	0	4,051

During the six-month period ended March 31, 2020, and the year ended September 30, 2019, the tax character of distributions paid was as follows (in thousands):

	Period Ended March 31, 2020			Year Ended September 30, 2019
Fund	Distributions Paid from Ordinary Income	Return of Capital	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$138,674	$0	$1,199,254	$127,332	$1,146,358
Select	34,620	0	0	10,491	203,060
Equity and Income	194,448	0	804,605	225,245	966,310
Global	25,067	0	41,003	20,657	214,231
Global Select	24,758	0	0	30,476	69,947
International	621,102	18	0	703,498	1,540,995
Int'l Small Cap	4,834	0	0	23,599	97,332

On March 31, 2020, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to equalization debits and distribution re-designations. Permanent differences are recorded in their respective component of the Analysis of Net Assets for the six-month period ended March 31, 2020.

During the six-month period ended March 31, 2020, the following amounts were classified due to permanent differences between book and tax accounting (in thousands):

Fund	Paid in Capital	Distributable Earnings
Oakmark	$756,566	$(756,566)
Select	3,312	(3,312)
Equity and Income	88,005	(88,005)
Global	2,172	(2,172)
Global Select	(3,927)	3,927
International	(29,133)	29,133
Int'l Small Cap	(213)	213

Oakmark.com 71

Oakmark Funds

Notes to Financial Statements (continued)

4.  INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2020, transactions in investment securities (excluding short-term and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Equity & Income	Global	Global Select	International	Int'l Small Cap
Purchases	$1,722,717	$661,682	$727,797	$172,111	$245,195	$4,690,094	$277,716
Proceeds from sales	3,471,997	869,248	1,686,599	344,795	349,865	7,114,904	313,948

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. government securities for the six-month period ended March 31, 2020, were $0 and $141,540 respectively, for Equity and Income.

During the six-month period ended March 31, 2020, Oakmark and Equity and Income engaged in purchase and sale transactions (in thousands) totaling $14,929 that have a common investment advisor. These transactions complied with Rule 17a-7 under the 1940 act.

During the six-month period ended March 31, 2020, Oakmark had in-kind sales transactions totaling $1,199,745.

5.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the six-month period ended March 31, 2020. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

6.  SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events existing in the Funds' financial statements. The Adviser has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

The continued impact of the coronavirus pandemic ("COVID-19") on the financial results of each Fund will depend on future developments, including the duration and spread of COVID-19 and related advisories and restrictions. COVID-19 has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, global financial market declines, higher default rates, and substantial economic downturn in economies throughout the world. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. The effects of COVID-19 may materially impact the value and performance of each Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives. If the financial markets and/or the overall economy are impacted for an extended period, the future financial results of each Fund may be materially adversely affected.

72 OAKMARK FUNDS

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Oakmark.com 73

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
10/1/2019-03/31/20+	$77.89	0.28	(a)	(15.87)	(15.59)	(0.65)	(6.01)	(6.66)	0.00
09/30/19	$88.99	0.88	(a)	(6.43)	(5.55)	(0.50)	(5.05)	(5.55)	0.00
09/30/18	$82.85	0.58	(a)	8.99	9.57	(0.40)	(3.03)	(3.43)	0.00
09/30/17	$68.70	0.76		15.26	16.02	(0.77)	(1.10)	(1.87)	0.00
09/30/16	$60.93	0.82		7.85	8.67	(0.60)	(0.30)	(0.90)	0.00
09/30/15	$68.46	0.59		(3.57)	(2.98)	(0.42)	(4.13)	(4.55)	0.00
Advisor Class
10/1/2019-03/31/20+	$77.88	0.32	(a)	(15.85)	(15.53)	(0.73)	(6.01)	(6.74)	0.00
09/30/19	$89.07	0.96	(a)	(6.46)	(5.50)	(0.64)	(5.05)	(5.69)	0.00
09/30/18	$82.97	0.68	(a)	8.99	9.67	(0.54)	(3.03)	(3.57)	0.00
09/30/17(c)	$71.35	0.66	(a)	10.96	11.62	0.00	0.00	0.00	0.00
Institutional Class
10/1/2019-03/31/20+	$77.95	0.35	(a)	(15.86)	(15.51)	(0.80)	(6.01)	(6.81)	0.00
09/30/19	$89.09	1.01	(a)	(6.44)	(5.43)	(0.66)	(5.05)	(5.71)	0.00
09/30/18	$82.97	0.72	(a)	8.99	9.71	(0.56)	(3.03)	(3.59)	0.00
09/30/17(c)	$71.35	0.67	(a)	10.95	11.62	0.00	0.00	0.00	0.00
Service Class
10/1/2019-03/31/20+	$77.55	0.17	(a)	(15.84)	(15.67)	(0.39)	(6.01)	(6.40)	0.00
09/30/19	$88.54	0.66	(a)	(6.37)	(5.71)	(0.23)	(5.05)	(5.28)	0.00
09/30/18	$82.48	0.33	(a)	8.95	9.28	(0.19)	(3.03)	(3.22)	0.00
09/30/17	$68.34	0.47	(a)	15.28	15.75	(0.51)	(1.10)	(1.61)	0.00
09/30/16	$60.59	0.59		7.83	8.42	(0.37)	(0.30)	(0.67)	0.00
09/30/15	$68.18	0.38	(a)	(3.56)	(3.18)	(0.28)	(4.13)	(4.41)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Includes interest expense that amounts to less than 0.01%.
(c) Commenced on 11/30/2016.

74 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets		Portfolio Turnover Rate
Oakmark Fund
Investor Class
10/1/2019-03/31/20+	$55.64	-22.53%	$5,568.2	0.91	%†	0.73%†	0.95	%†	12%
09/30/19	$77.89	-5.68%	$9,044.6	0.88%		1.13%	0.92%		51%
09/30/18	$88.99	11.84%	$12,626.2	0.85%		0.68%	0.89%		29%
09/30/17	$82.85	23.79%	$14,200.2	0.86%		0.91%	0.90%		19%
09/30/16	$68.70	14.36%	$14,636.0	0.89%		1.14%	0.89%		20%
09/30/15	$60.93	-4.87%	$16,445.0	0.85	%(b)	0.92%	0.85	%(b)	33%
Advisor Class
10/1/2019-03/31/20+	$55.61	-22.48%	$3,010.2	0.80	%†	0.83%†	0.84	%†	12%
09/30/19	$77.88	-5.59%	$4,786.4	0.78%		1.23%	0.82%		51%
09/30/18	$89.07	11.96%	$5,400.6	0.73%		0.79%	0.77%		29%
09/30/17(c)	$82.97	16.29%	$1,839.8	0.72	%†	1.01%†	0.76	%†	19%
Institutional Class
10/1/2019-03/31/20+	$55.63	-22.46%	$1,575.4	0.73	%†	0.91%†	0.77	%†	12%
09/30/19	$77.95	-5.51%	$2,302.3	0.70%		1.29%	0.75%		51%
09/30/18	$89.09	12.01%	$3,330.6	0.70%		0.83%	0.74%		29%
09/30/17(c)	$82.97	16.29%	$2,569.2	0.68	%†	1.02%†	0.73	%†	19%
Service Class
10/1/2019-03/31/20+	$55.48	-22.63%	$54.9	1.18	%†	0.45%†	1.22	%†	12%
09/30/19	$77.55	-5.93%	$97.6	1.15%		0.86%	1.19%		51%
09/30/18	$88.54	11.51%	$143.4	1.13%		0.39%	1.17%		29%
09/30/17	$82.48	23.45%	$168.4	1.14%		0.63%	1.18%		19%
09/30/16	$68.34	14.00%	$177.2	1.21%		0.86%	1.21%		20%
09/30/15	$60.59	-5.19%	$194.4	1.19	%(b)	0.57%	1.19	%(b)	33%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Includes interest expense that amounts to less than 0.01%.
(c) Commenced on 11/30/2016.

Oakmark.com 75

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Select Fund
Investor Class
10/1/2019-03/31/20+	$39.20	0.04	(a)	(9.67)	(9.63)	(0.29)	0.00	(0.29)	0.00
09/30/19	$45.84	0.45	(a)	(5.37)	(4.92)	(0.06)	(1.66)	(1.72)	0.00
09/30/18	$47.84	0.09	(a)	(0.08)	0.01	(0.14)	(1.87)	(2.01)	0.00
09/30/17	$40.99	0.17		8.78	8.95	(0.40)	(1.70)	(2.10)	0.00
09/30/16	$36.79	0.39		3.93	4.32	(0.12)	0.00	(0.12)	0.00
09/30/15	$44.71	0.08	(a)	(2.60)	(2.52)	0.00	(5.40)	(5.40)	0.00
Advisor Class
10/1/2019-03/31/20+	$39.21	0.07	(a)	(9.66)	(9.59)	(0.35)	0.00	(0.35)	0.00
09/30/19	$45.90	0.52	(a)	(5.41)	(4.89)	(0.14)	(1.66)	(1.80)	0.00
09/30/18	$47.90	0.16	(a)	(0.08)	0.08	(0.21)	(1.87)	(2.08)	0.00
09/30/17(b)	$41.93	0.20	(a)	5.77	5.97	0.00	0.00	0.00	0.00
Institutional Class
10/1/2019-03/31/20+	$39.23	0.08	(a)	(9.67)	(9.59)	(0.37)	0.00	(0.37)	0.00
09/30/19	$45.91	0.54	(a)	(5.40)	(4.86)	(0.16)	(1.66)	(1.82)	0.00
09/30/18	$47.91	0.17	(a)	(0.08)	0.09	(0.22)	(1.87)	(2.09)	0.00
09/30/17(b)	$41.93	0.22	(a)	5.76	5.98	0.00	0.00	0.00	0.00
Service Class
10/1/2019-03/31/20+	$38.63	(0.02	)(a)	(9.60)	(9.62)	(0.02)	0.00	(0.02)	0.00
09/30/19	$45.23	0.35	(a)	(5.29)	(4.94)	0.00	(1.66)	(1.66)	0.00
09/30/18	$47.21	(0.03	)(a)	(0.08)	(0.11)	0.00	(1.87)	(1.87)	0.00
09/30/17	$40.44	0.05	(a)	8.68	8.73	(0.26)	(1.70)	(1.96)	0.00
09/30/16	$36.31	0.23	(a)	3.90	4.13	0.00	0.00	0.00	0.00
09/30/15	$44.32	(0.05	)(a)	(2.56)	(2.61)	0.00	(5.40)	(5.40)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
76 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Select Fund
Investor Class
10/1/2019-03/31/20+	$29.28	-24.80%	$2,268.5	1.03%†	0.20%†	1.10%†	16%
09/30/19	$39.20	-10.34%	$3,154.9	1.00%	1.14%	1.08%	45%
09/30/18	$45.84	-0.08%	$4,376.3	0.97%	0.20%	1.04%	41%
09/30/17	$47.84	22.61%	$4,854.7	0.96%	0.39%	1.03%	22%
09/30/16	$40.99	11.76%	$4,962.7	0.98%	0.92%	0.98%	38%
09/30/15	$36.79	-6.75%	$5,499.3	0.95%	0.20%	0.95%	46%
Advisor Class
10/1/2019-03/31/20+	$29.27	-24.73%	$441.9	0.89%†	0.34%†	0.96%†	16%
09/30/19	$39.21	-10.24%	$638.5	0.86%	1.31%	0.94%	45%
09/30/18	$45.90	0.08%	$711.4	0.82%	0.34%	0.89%	41%
09/30/17(b)	$47.90	14.24%	$571.3	0.81%†	0.54%†	0.89%†	22%
Institutional Class
10/1/2019-03/31/20+	$29.27	-24.74%	$538.4	0.84%†	0.38%†	0.92%†	16%
09/30/19	$39.23	-10.18%	$660.3	0.82%	1.36%	0.90%	45%
09/30/18	$45.91	0.10%	$852.0	0.79%	0.37%	0.86%	41%
09/30/17(b)	$47.91	14.26%	$768.9	0.79%†	0.58%†	0.87%†	22%
Service Class
10/1/2019-03/31/20+	$28.99	-24.91%	$3.1	1.29%†	(0.08)%†	1.37%†	16%
09/30/19	$38.63	-10.55%	$7.1	1.24%	0.89%	1.31%	45%
09/30/18	$45.23	-0.32%	$14.1	1.23%	(0.06)%	1.30%	41%
09/30/17	$47.21	22.29%	$27.9	1.24%	0.11%	1.31%	22%
09/30/16	$40.44	11.37%	$34.6	1.32%	0.62%	1.32%	38%
09/30/15	$36.31	-7.04%	$36.8	1.27%	(0.12)%	1.27%	46%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

Oakmark.com 77

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
10/1/2019-03/31/20+	$30.30	0.23	(a)	(4.97)	(4.74)	(0.51)	(2.15)	(2.66)	0.00
09/30/19	$32.52	0.52	(a)	(0.04)	0.48	(0.50)	(2.20)	(2.70)	0.00
09/30/18	$33.41	0.49	(a)	1.22	1.71	(0.43)	(2.17)	(2.60)	0.00
09/30/17	$30.20	0.58		3.89	4.47	(0.47)	(0.79)	(1.26)	0.00
09/30/16	$29.98	0.36	(a)	1.73	2.09	(0.34)	(1.53)	(1.87)	0.00
09/30/15	$33.65	0.36		(1.04)	(0.68)	(0.27)	(2.72)	(2.99)	0.00
Advisor Class
10/1/2019-03/31/20+	$30.31	0.25	(a)	(4.96)	(4.71)	(0.55)	(2.15)	(2.70)	0.00
09/30/19	$32.55	0.55	(a)	(0.03)	0.52	(0.56)	(2.20)	(2.76)	0.00
09/30/18	$33.46	0.56	(a)	1.20	1.76	(0.50)	(2.17)	(2.67)	0.00
09/30/17(b)	$29.97	0.55	(a)	2.94	3.49	0.00	0.00	0.00	0.00
Institutional Class
10/1/2019-03/31/20+	$30.33	0.26	(a)	(4.97)	(4.71)	(0.57)	(2.15)	(2.72)	0.00
09/30/19	$32.56	0.59	(a)	(0.05)	0.54	(0.57)	(2.20)	(2.77)	0.00
09/30/18	$33.46	0.58	(a)	1.19	1.77	(0.50)	(2.17)	(2.67)	0.00
09/30/17(b)	$29.97	0.59	(a)	2.90	3.49	0.00	0.00	0.00	0.00
Service Class
10/1/2019-03/31/20+	$30.11	0.19	(a)	(4.94)	(4.75)	(0.43)	(2.15)	(2.58)	0.00
09/30/19	$32.29	0.44	(a)	(0.02)	0.42	(0.40)	(2.20)	(2.60)	0.00
09/30/18	$33.19	0.40	(a)	1.21	1.61	(0.34)	(2.17)	(2.51)	0.00
09/30/17	$30.00	0.45		3.90	4.35	(0.37)	(0.79)	(1.16)	0.00
09/30/16	$29.75	0.26	(a)	1.73	1.99	(0.21)	(1.53)	(1.74)	0.00
09/30/15	$33.41	0.25		(1.03)	(0.78)	(0.16)	(2.72)	(2.88)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

78 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
10/1/2019-03/31/20+	$22.90	-17.48%	$5,966.7	0.83%†	1.55%†	0.93%†	7%
09/30/19	$30.30	2.29%	$9,006.7	0.81%	1.74%	0.91%	11%
09/30/18	$32.52	5.29%	$12,159.5	0.78%	1.51%	0.88%	23%
09/30/17	$33.41	15.30%	$14,249.1	0.78%	1.71%	0.87%	18%
09/30/16	$30.20	7.34%	$15,367.7	0.79%	1.22%	0.79%	18%
09/30/15	$29.98	-2.53%	$17,285.5	0.75%	1.06%	0.75%	25%
Advisor Class
10/1/2019-03/31/20+	$22.90	-17.39%	$1,004.3	0.70%†	1.69%†	0.80%†	7%
09/30/19	$30.31	2.41%	$1,347.6	0.68%	1.86%	0.78%	11%
09/30/18	$32.55	5.42%	$1,720.5	0.64%	1.72%	0.74%	23%
09/30/17(b)	$33.46	11.64%	$724.7	0.61%†	2.07%†	0.71%†	18%
Institutional Class
10/1/2019-03/31/20+	$22.90	-17.40%	$971.2	0.64%†	1.77%†	0.74%†	7%
09/30/19	$30.33	2.49%	$1,188.9	0.63%	1.96%	0.72%	11%
09/30/18	$32.56	5.47%	$1,035.0	0.59%	1.77%	0.69%	23%
09/30/17(b)	$33.46	11.64%	$536.3	0.59%†	2.19%†	0.69%†	18%
Service Class
10/1/2019-03/31/20+	$22.78	-17.58%	$184.9	1.09%†	1.29%†	1.19%†	7%
09/30/19	$30.11	2.05%	$293.1	1.05%	1.48%	1.15%	11%
09/30/18	$32.29	4.99%	$447.5	1.05%	1.23%	1.15%	23%
09/30/17	$33.19	14.95%	$622.1	1.05%	1.44%	1.14%	18%
09/30/16	$30.00	7.02%	$744.2	1.10%	0.90%	1.10%	18%
09/30/15	$29.75	-2.84%	$900.7	1.09%	0.71%	1.09%	25%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

Oakmark.com 79

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Fund
Investor Class
10/1/2019-03/31/20+	$27.52	(0.04	)(a)	(7.26)	(7.30)	(0.40)	(0.69)	(1.09)	0.00
09/30/19	$32.21	0.50	(a)	(1.71)	(1.21)	(0.29)	(3.19)	(3.48)	0.00
09/30/18	$34.32	0.25		0.12	0.37	(0.30)	(2.18)	(2.48)	0.00
09/30/17	$26.36	0.29	(a)	7.97	8.26	(0.30)	0.00	(0.30)	0.00
09/30/16	$26.34	0.32		0.48	0.80	(0.31)	(0.47)	(0.78)	0.00
09/30/15	$30.34	0.25	(a)	(2.16)	(1.91)	(0.35)	(1.74)	(2.09)	0.00
Advisor Class
10/1/2019-03/31/20+	$27.53	(0.02	)(a)	(7.26)	(7.28)	(0.44)	(0.69)	(1.13)	0.00
09/30/19	$32.22	0.49	(a)	(1.66)	(1.17)	(0.33)	(3.19)	(3.52)	0.00
09/30/18	$34.36	0.30		0.10	0.40	(0.36)	(2.18)	(2.54)	0.00
09/30/17(b)	$27.22	0.24	(a)	6.90	7.14	0.00	0.00	0.00	0.00
Institutional Class
10/1/2019-03/31/20+	$27.54	(0.01	)(a)	(7.26)	(7.27)	(0.45)	(0.69)	(1.14)	0.00
09/30/19	$32.25	0.59	(a)	(1.75)	(1.16)	(0.36)	(3.19)	(3.55)	0.00
09/30/18	$34.38	0.31		0.12	0.43	(0.38)	(2.18)	(2.56)	0.00
09/30/17(b)	$27.22	0.26		6.90	7.16	0.00	0.00	0.00	0.00
Service Class
10/1/2019-03/31/20+	$26.68	(0.07	)(a)	(7.04)	(7.11)	(0.34)	(0.69)	(1.03)	0.00
09/30/19	$31.27	0.44	(a)	(1.68)	(1.24)	(0.16)	(3.19)	(3.35)	0.00
09/30/18	$33.40	0.14		0.13	0.27	(0.22)	(2.18)	(2.40)	0.00
09/30/17	$25.65	(0.14)		8.11	7.97	(0.22)	0.00	(0.22)	0.00
09/30/16	$25.62	0.21	(a)	0.47	0.68	(0.18)	(0.47)	(0.65)	0.00
09/30/15	$29.57	0.13	(a)	(2.10)	(1.97)	(0.24)	(1.74)	(1.98)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

80 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Fund
Investor Class
10/1/2019-03/31/20+	$19.13	-27.85%	$612.5	1.20%†	(0.27)%†	1.26%†	11%
09/30/19	$27.52	-2.48%	$1,077.3	1.17%	1.82%	1.23%	20%
09/30/18	$32.21	1.02%	$1,492.7	1.15%	0.68%	1.21%	25%
09/30/17	$34.32	31.64%	$1,811.8	1.15%	0.96%	1.21%	32%
09/30/16	$26.36	2.93%	$2,328.9	1.17%	1.14%	1.17%	32%
09/30/15	$26.34	-6.92%	$2,950.8	1.12%	0.86%	1.12%	36%
Advisor Class
10/1/2019-03/31/20+	$19.12	-27.82%	$188.6	1.07%†	(0.15)%†	1.13%†	11%
09/30/19	$27.53	-2.35%	$263.0	1.05%	1.79%	1.10%	20%
09/30/18	$32.22	1.10%	$440.2	1.06%	0.89%	1.12%	25%
09/30/17(b)	$34.36	26.23%	$499.9	1.01%†	0.89%†	1.07%†	32%
Institutional Class
10/1/2019-03/31/20+	$19.13	-27.78%	$257.5	1.02%†	(0.09)%†	1.08%†	11%
09/30/19	$27.54	-2.30%	$313.8	1.00%	2.17%	1.06%	20%
09/30/18	$32.25	1.18%	$333.5	0.98%	0.93%	1.04%	25%
09/30/17(b)	$34.38	26.30%	$309.6	0.96%†	1.55%†	1.02%†	32%
Service Class
10/1/2019-03/31/20+	$18.54	-27.95%	$7.6	1.47%†	(0.54)%†	1.52%†	11%
09/30/19	$26.68	-2.71%	$12.3	1.41%	1.66%	1.47%	20%
09/30/18	$31.27	0.73%	$16.6	1.44%	0.43%	1.50%	25%
09/30/17	$33.40	31.27%	$22.5	1.42%	0.63%	1.48%	32%
09/30/16	$25.65	2.60%	$25.6	1.50%	0.82%	1.50%	32%
09/30/15	$25.62	-7.33%	$32.3	1.52%	0.46%	1.52%	36%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

Oakmark.com 81

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Select Fund
Investor Class
10/1/2019-03/31/20+	$16.81	(0.04	)(a)	(3.68)	(3.72)	(0.22)	0.00	(0.22)	0.00
09/30/19	$18.58	0.31	(a)	(1.31)	(1.00)	(0.22)	(0.55)	(0.77)	0.00
09/30/18	$19.78	0.22	(a)	(0.36)	(0.14)	(0.17)	(0.89)	(1.06)	0.00
09/30/17	$15.81	0.26		3.88	4.14	(0.17)	0.00	(0.17)	0.00
09/30/16	$15.19	0.18		1.31	1.49	(0.13)	(0.74)	(0.87)	0.00
09/30/15	$16.63	0.12		(0.65)	(0.53)	(0.14)	(0.77)	(0.91)	0.00
Advisor Class
10/1/2019-03/31/20+	$16.80	(0.03	)(a)	(3.67)	(3.70)	(0.24)	0.00	(0.24)	0.00
09/30/19	$18.60	0.37	(a)	(1.37)	(1.00)	(0.25)	(0.55)	(0.80)	0.00
09/30/18	$19.81	0.25	(a)	(0.37)	(0.12)	(0.20)	(0.89)	(1.09)	0.00
09/30/17(b)	$16.39	0.25	(a)	3.17	3.42	0.00	0.00	0.00	0.00
Institutional Class
10/1/2019-03/31/20+	$16.81	(0.02	)(a)	(3.68)	(3.70)	(0.25)	0.00	(0.25)	0.00
09/30/19	$18.61	0.35	(a)	(1.34)	(0.99)	(0.26)	(0.55)	(0.81)	0.00
09/30/18	$19.81	0.27	(a)	(0.37)	(0.10)	(0.21)	(0.89)	(1.10)	0.00
09/30/17(b)	$16.39	0.23	(a)	3.19	3.42	0.00	0.00	0.00	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

82 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Select Fund
Investor Class
10/1/2019-03/31/20+	$12.87	-22.52%	$531.8	1.19	%†	(0.43)%†	1.25%†	14%
09/30/19	$16.81	-4.90%	$798.4	1.18%		1.88%	1.25%	21%
09/30/18	$18.58	-0.86%	$1,404.8	1.12%		1.15%	1.19%	26%
09/30/17	$19.78	26.41%	$2,035.3	1.12%		1.25%	1.18%	39%
09/30/16	$15.81	9.92%	$2,037.1	1.15%		1.12%	1.15%	17%
09/30/15	$15.19	-3.44%	$2,033.4	1.13%		0.70%	1.13%	48%
Advisor Class
10/1/2019-03/31/20+	$12.86	-22.43%	$308.1	1.07	%†	(0.32)%†	1.14%†	14%
09/30/19	$16.80	-4.85%	$449.0	1.07	%†	2.25%	1.14%	21%
09/30/18	$18.60	-0.75%	$457.6	1.02	%†	1.32%	1.09%	26%
09/30/17(b)	$19.81	20.87%	$148.4	1.00	%†	1.58%†	1.07%†	39%
Institutional Class
10/1/2019-03/31/20+	$12.86	-22.43%	$422.1	1.00	%†	(0.25)%†	1.07%†	14%
09/30/19	$16.81	-4.79%	$538.8	1.01%		2.15%	1.07%	21%
09/30/18	$18.61	-0.66%	$780.8	0.96%		1.39%	1.03%	26%
09/30/17(b)	$19.81	20.87%	$608.0	0.94	%†	1.46%†	1.00%†	39%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

Oakmark.com 83

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Fund
Investor Class
10/1/2019-03/31/20+	$22.88	(0.02	)(a)	(6.99)	(7.01)	(0.45)	0.00	(0.45)	0.00
09/30/19	$26.14	0.64	(a)	(2.43)	(1.79)	(0.44)	(1.03)	(1.47)	0.00
09/30/18	$28.77	0.60		(2.36)	(1.76)	(0.39)	(0.48)	(0.87)	0.00
09/30/17	$21.66	0.44		7.01	7.45	(0.34)	0.00	(0.34)	0.00
09/30/16	$21.34	0.36	(a)	1.04	1.40	(0.50)	(0.58)	(1.08)	0.00
09/30/15	$25.01	0.46		(2.55)	(2.09)	(0.51)	(1.07)	(1.58)	0.00
Advisor Class
10/1/2019-03/31/20+	$22.86	(0.01	)(a)	(6.97)	(6.98)	(0.48)	0.00	(0.48)	0.00
09/30/19	$26.17	0.76	(a)	(2.54)	(1.78)	(0.50)	(1.03)	(1.53)	0.00
09/30/18	$28.82	0.70	(a)	(2.44)	(1.74)	(0.43)	(0.48)	(0.91)	0.00
09/30/17(b)	$21.96	0.53	(a)	6.33	6.86	0.00	0.00	0.00	0.00
Institutional Class
10/1/2019-03/31/20+	$22.89	0.00	(a)(c)	(6.97)	(6.97)	(0.50)	0.00	(0.50)	0.00
09/30/19	$26.19	0.73	(a)	(2.50)	(1.77)	(0.50)	(1.03)	(1.53)	0.00
09/30/18	$28.82	0.63	(a)	(2.35)	(1.72)	(0.43)	(0.48)	(0.91)	0.00
09/30/17(b)	$21.96	0.46	(a)	6.40	6.86	0.00	0.00	0.00	0.00
Service Class
10/1/2019-03/31/20+	$23.00	(0.05	)(a)	(7.04)	(7.09)	(0.37)	0.00	(0.37)	0.00
09/30/19	$26.26	0.61	(a)	(2.48)	(1.87)	(0.36)	(1.03)	(1.39)	0.00
09/30/18	$28.90	0.57		(2.42)	(1.85)	(0.31)	(0.48)	(0.79)	0.00
09/30/17	$21.74	0.46		6.96	7.42	(0.26)	0.00	(0.26)	0.00
09/30/16	$21.40	0.29	(a)	1.04	1.33	(0.41)	(0.58)	(0.99)	0.00
09/30/15	$25.07	0.36	(a)	(2.55)	(2.19)	(0.41)	(1.07)	(1.48)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
(c) Amount rounds to less than $0.01 per share.
(d) Amount rounds to less than 0.01%

84 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Fund
Investor Class
10/1/2019-03/31/20+	$15.42	-31.26%	$8,292.7	1.00%†	(0.20	)%†	1.06%†	16%
09/30/19	$22.88	-6.41%	$14,446.5	0.98%	2.84%		1.04%	35%
09/30/18	$26.14	-6.33%	$24,866.2	0.96%	1.84%		1.01%	36%
09/30/17	$28.77	34.88%	$31,058.2	0.95%	1.72%		1.00%	41%
09/30/16	$21.66	6.66%	$23,277.7	1.00%	1.72%		1.00%	44%
09/30/15	$21.34	-8.98%	$25,915.2	0.95%	1.81%		0.95%	48%
Advisor Class
10/1/2019-03/31/20+	$15.40	-31.22%	$4,512.1	0.91%†	(0.07	)%†	0.96%†	16%
09/30/19	$22.86	-6.34%	$6,701.4	0.90%	3.35%		0.95%	35%
09/30/18	$26.17	-6.25%	$5,757.4	0.83%	2.53%		0.88%	36%
09/30/17(b)	$28.82	31.24%	$914.3	0.81%†	2.42	%†	0.86%†	41%
Institutional Class
10/1/2019-03/31/20+	$15.42	-31.20%	$6,189.5	0.82%†	0.00	%†(d)	0.87%†	16%
09/30/19	$22.89	-6.27%	$9,457.3	0.81%	3.20%		0.86%	35%
09/30/18	$26.19	-6.16%	$12,174.4	0.79%	2.25%		0.84%	36%
09/30/17(b)	$28.82	31.24%	$7,658.7	0.77%†	2.06	%†	0.83%†	41%
Service Class
10/1/2019-03/31/20+	$15.54	-31.33%	$174.8	1.27%†	(0.43	)%†	1.32%†	16%
09/30/19	$23.00	-6.70%	$306.6	1.24%	2.68%		1.29%	35%
09/30/18	$26.26	-6.59%	$442.9	1.24%	1.53%		1.29%	36%
09/30/17	$28.90	34.51%	$579.7	1.22%	1.38%		1.27%	41%
09/30/16	$21.74	6.32%	$532.3	1.34%	1.38%		1.34%	44%
09/30/15	$21.40	-9.31%	$559.1	1.33%	1.48%		1.33%	48%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
(c) Amount rounds to less than $0.01 per share.
(d) Amount rounds to less than 0.01%

Oakmark.com 85

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Small Cap Fund
Investor Class
10/1/2019-03/31/20+	$14.61	0.04	(a)	(4.50)	(4.46)	(0.03)	0.00	(0.03)	0.00
09/30/19	$16.34	0.27	(a)	(0.89)	(0.62)	(0.20)	(0.91)	(1.11)	0.00	(b)
09/30/18	$18.12	0.23	(a)	(1.37)	(1.14)	(0.14)	(0.50)	(0.64)	0.00	(b)
09/30/17	$14.84	0.23	(a)	3.50	3.73	(0.36)	(0.09)	(0.45)	0.00	(b)
09/30/16	$14.63	0.42	(a)	0.51	0.93	(0.36)	(0.36)	(0.72)	0.00	(b)
09/30/15	$16.38	0.19	(a)	(0.78)	(0.59)	(0.26)	(0.90)	(1.16)	0.00	(b)
Advisor Class
10/1/2019-03/31/20+	$14.64	0.05	(a)	(4.51)	(4.46)	(0.06)	0.00	(0.06)	0.00
09/30/19	$16.33	0.31	(a)	(0.90)	(0.59)	(0.19)	(0.91)	(1.10)	0.00	(b)
09/30/18	$18.14	0.25		(1.38)	(1.13)	(0.18)	(0.50)	(0.68)	0.00	(b)
09/30/17(c)	$14.16	0.19	(a)	3.79	3.98	0.00	0.00	0.00	0.00	(b)
Institutional Class
10/1/2019-03/31/20+	$14.59	0.05	(a)	(4.49)	(4.44)	(0.06)	0.00	(0.06)	0.00
09/30/19	$16.36	0.29	(a)	(0.90)	(0.61)	(0.25)	(0.91)	(1.16)	0.00	(b)
09/30/18	$18.15	0.26		(1.36)	(1.10)	(0.19)	(0.50)	(0.69)	0.00	(b)
09/30/17(c)	$14.16	0.21	(a)	3.78	3.99	0.00	0.00	0.00	0.00	(b)
Service Class
10/1/2019-03/31/20+	$14.51	0.02	(a)	(4.48)	(4.46)	0.00	0.00	0.00	0.00
09/30/19	$16.21	0.24	(a)	(0.88)	(0.64)	(0.15)	(0.91)	(1.06)	0.00
09/30/18	$18.00	0.16	(a)	(1.34)	(1.18)	(0.11)	(0.50)	(0.61)	0.00	(b)
09/30/17	$14.75	0.17	(a)	3.49	3.66	(0.32)	(0.09)	(0.41)	0.00	(b)
09/30/16	$14.53	0.38	(a)	0.51	0.89	(0.31)	(0.36)	(0.67)	0.00	(b)
09/30/15	$16.26	0.13	(a)	(0.77)	(0.64)	(0.19)	(0.90)	(1.09)	0.00	(b)
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.

86 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Small Cap Fund
Investor Class
10/1/2019-03/31/20+	$10.12	-30.58%	$337.3	1.44%†	0.57%†	1.44%†	21%
09/30/19	$14.61	-2.91%	$546.4	1.38%	1.88%	1.38%	39%
09/30/18	$16.34	-6.43%	$1,013.6	1.36%	1.32%	1.36%	45%
09/30/17	$18.12	25.98%	$1,835.5	1.36%	1.40%	1.36%	34%
09/30/16	$14.84	6.66%	$2,365.1	1.38%	2.97%	1.38%	38%
09/30/15	$14.63	-3.70%	$2,852.0	1.35%	1.18%	1.35%	46%
Advisor Class
10/1/2019-03/31/20+	$10.12	-30.63%	$96.2	1.33%†	0.65%†	1.33%†	21%
09/30/19	$14.64	-2.72%	$142.5	1.26%	2.13%	1.26%	39%
09/30/18	$16.33	-6.39%	$346.6	1.32%	1.41%	1.32%	45%
09/30/17(c)	$18.14	28.11%	$388.5	1.21%†	1.29%†	1.21%†	34%
Institutional Class
10/1/2019-03/31/20+	$10.09	-30.58%	$495.7	1.25%†	0.73%†	1.25%†	21%
09/30/19	$14.59	-2.75%	$735.8	1.23%	2.03%	1.23%	39%
09/30/18	$16.36	-6.23%	$863.3	1.17%	1.49%	1.17%	45%
09/30/17(c)	$18.15	28.18%	$839.1	1.14%†	1.47%†	1.14%†	34%
Service Class
10/1/2019-03/31/20+	$10.05	-30.67%	$0.6	1.71%†	0.31%†	1.71%†	21%
09/30/19	$14.51	-3.11%	$1.0	1.58%	1.70%	1.58%	39%
09/30/18	$16.21	-6.73%	$1.5	1.71%	0.93%	1.71%	45%
09/30/17	$18.00	25.56%	$2.1	1.66%	1.04%	1.66%	34%
09/30/16	$14.75	6.39%	$1.5	1.69%	2.69%	1.69%	38%
09/30/15	$14.53	-4.00%	$1.9	1.62%	0.85%	1.62%	46%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.

Oakmark.com 87

The Oakmark Funds Disclosure Regarding the Board of Trustees' Approval of Investment Advisory Agreements As Approved October 23, 2019

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of the Oakmark Funds (the "Funds"), including a majority of the Trustees who are not "interested persons" of Harris Associates L.P., the Funds' investment adviser (the "Adviser") or the Funds ("Independent Trustees"), considers whether to continue each Fund's investment advisory agreement (each, an "Agreement," and collectively, the "Agreements") with the Adviser. At a meeting held on October 23, 2019, the Board, including all of the Independent Trustees, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of each Agreement through October 31, 2020.

The Board's Committee on Contracts (the "Committee") leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of Independent Trustees, and more than 75% of the Board is comprised of Independent Trustees. The Committee, together with the other Independent Trustees, requested, received, reviewed and considered materials provided by the Adviser in response to questions submitted by the Independent Trustees that they believed to be relevant to the continuation of the Agreements with respect to each Fund in light of legal advice furnished to them by their legal counsel that is experienced in Investment Company Act of 1940 matters and that is independent from the Adviser ("Independent Counsel"); their own business judgment; and developments in the industry, the markets and mutual fund regulation and litigation. During the annual contract approval process, the Committee and the other Independent Trustees met multiple times specifically to review and consider materials related to the proposed continuation of each Agreement; and to ensure that the Adviser had time to respond to questions from the Independent Trustees and that the Independent Trustees had time to consider those responses. They also met with senior representatives of the Adviser regarding, among other things, its personnel, operations and financial condition as they relate to the Funds. In addition, the Board retained Broadridge Financial Solutions, Inc. ("Broadridge"), an independent consulting firm that specializes in the analysis of fund industry data, to provide performance and expense information for each Fund and a peer group of comparable funds, as selected by Broadridge. The Board also met with Broadridge representatives to request certain additional information and again to follow up on specific questions regarding data provided. While the Board considered the continuation of the Agreements for all of the Funds at the same meetings, the Board considered each Fund's Agreement separately from those of each other Fund.

In connection with its deliberations, the Board also considered a broad range of information relevant to the annual contract approval process that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder support and other services provided by the Adviser and its affiliates.

The Independent Trustees were advised by Independent Counsel throughout the annual contract approval process and they received a memorandum from Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract approval process, the Committee and the other Independent Trustees met with Independent Counsel separately from representatives of the Adviser.

Provided below is a description of the Board's annual contract approval process and material factors that the Board considered regarding continuation of the Agreements and the compensation to be paid thereunder. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract approval process.

This description is not intended to include all of the factors considered by the Board. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of its investment approach; the qualifications, experience and capabilities of, and the resources available to, the Adviser's investment and other personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; and the Adviser's compliance program. The Board also considered the Adviser's resources and reviewed key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund, and the investment results produced as a result of the Adviser's in-house research. The Trustees also reviewed information regarding each Fund's "active share" in relation to its benchmark index.

The Board noted the extensive range of services that the Adviser provides to the Funds beyond the investment management services. The Board considered that, pursuant to each Agreement, the Adviser provides administrative services, including, among others, oversight of shareholder communications, fund administration and accounting services, regulatory and legal obligation oversight, supervision of Fund operations and Board support. The Board noted that the Adviser is also responsible for monitoring compliance with each Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also considered that the Adviser's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and on a regular basis it considers information regarding the Adviser's processes for monitoring and managing risk. The Board also noted the Adviser's oversight of the Funds' various outside service providers, including its negotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs and business continuity programs, among other matters. The Board also considered the Adviser's ongoing development of its own internal infrastructure, including, among other things, its operational and trading capabilities, and its information technology to support the

88 OAKMARK FUNDS

Funds' compliance structure through, among other things, cybersecurity programs, business continuity planning and risk management. In addition, the Board noted the positive compliance history of the Adviser.

The Board also considered the general structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and whether this structure provides appropriate incentives to act in the best interests of the Funds. In addition, the Board considered the ability of the Adviser to attract and retain qualified personnel to service the Funds. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders.

The Board also considered the manner in which the Adviser addressed various matters that arose during the year. These matters may have been the result of developments in the broader fund industry or the regulations governing it, including, for example, the liquidity risk management program rules and subsequent amendments. In addition, the Board considered the Adviser's response to recent market conditions and considered the overall performance of the Adviser in this context.

Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, net of the Fund's fees and expenses, both on an absolute basis and compared to the performance of a broader group of comparable funds pursuing generally similar strategies with the same investment classification and/or objective as each Fund (the Fund's "Performance Universe"), as selected by Broadridge. The Board also considered the quintile ranking of each Fund against its Performance Universe. As a general matter, the Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups. Because the Committee commenced its review of the investment performance of the Funds in June, the performance periods considered by the Board were those ended April 30, 2019. The Board considered the 1-, 3-, 5- and 10-year performance for each Fund. The Board also considered updated performance information at its October meeting at which the Agreements were approved.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund underperformed the median annualized returns of its respective Performance Universe during the 1- and 5-year periods ending April 30, 2019, but outperformed the median annualized returns of its respective Performance Universe during the 3- and 10-year periods ending April 30, 2019.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund underperformed the median annualized returns of its respective Performance Universe during the 1-, 3- and 5-year periods ending April 30, 2019, but outperformed the median annualized return of its respective Performance Universe during the 10-year period ending April 30, 2019.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund outperformed the median annualized returns of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2019.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund underperformed the median annualized return of its respective Performance Universe during the 1-year period ending April 30, 2019, but outperformed the median annualized returns of its respective Performance Universe during the 3-, 5- and 10-year periods ending April 30, 2019.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund underperformed the median annualized return of its respective Performance Universe during the 1-year period ending April 30, 2019, was the same as the median annualized return of its respective Performance Universe during the 3-year period ending April 30, 2019, but outperformed the median annualized returns of its respective Performance Universe during the 5- and 10-year periods ending April 30, 2018.

Oakmark International Fund. The Board considered that the Oakmark International Fund underperformed the median annualized return of its respective Performance Universe during the 1-year period ending April 30, 2019, but outperformed the median annualized returns of its respective Performance Universe during the 3-, 5- and 10-year periods ending April 30, 2019.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund underperformed the median annualized returns of its respective Performance Universe during the 3-, 5- and 10-year periods ending April 30, 2019, but outperformed the median annualized return of its respective Performance Universe during the 1-year period ending April 30, 2019.

In addition to considering each Fund's performance as compared to that of its respective Performance Universe, the Board also considered each Fund's performance as compared to that of its benchmark, and other comparative data provided by Broadridge, including each Fund's total return and performance relative to risk, and separate comparative data provided by the Adviser. The Board met quarterly with the portfolio managers of each Fund to discuss the Fund's performance during the 12 months prior to voting on the contract renewal. For each Fund with periods of underperformance as compared to its Performance Universe, that the Board believed warranted further inquiry, the Board discussed with the Adviser the factors that caused such underperformance and how the Adviser evaluates underperformance relative to Fund peers. The Board considered the Adviser's responses with respect to each Fund that experienced underperformance.

Costs of Services Provided and Profits Realized by the Adviser

The Board considered the fee structure for each Fund under its Agreement as compared to the peer group provided by Broadridge, including funds that the Adviser identified as comparable peer funds. Specifically, using the information provided by Broadridge, the Board considered each Fund's management fee and the management fees for other mutual funds comparable in fund type, investment classification/objective, load type and asset size to each Fund (the Fund's "Expense Group"), and considered each Fund's total expense ratio, which reflects the total fees paid by an investor, and those of its Expense Group.

Further detail considered by the Board regarding each Fund's management fee and total expense ratio as of the conclusion of its fiscal year ended September 30, 2018, is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund's management fee net of fees waived by the Adviser was higher than the median of its respective Expense Group and the Fund's total expense ratio was lower than the median of its respective Expense Group.

Oakmark.com 89

Oakmark Select Fund. The Board considered that the Oakmark Select Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund's management fee net of fees waived by the Adviser was higher than the median of its respective Expense Group and the Fund's total expense ratio was lower than the median of its respective Expense Group.

Oakmark International Fund. The Board considered that the Oakmark International Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both lower than the corresponding medians of its respective Expense Group.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

The Board also reviewed the Adviser's management fees for comparable institutional separate account clients and sub-advised funds (for which the Adviser provides portfolio management services only). The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and any such comparable separate account clients and/or sub-advised funds, including any breakpoints, and noted the Adviser's explanation that, although in most instances the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services with respect to the Funds. The Board further noted the more extensive regulatory obligations and the various risks (e.g., operational, enterprise, legal, regulatory, compliance) associated with managing the Funds as compared to any such comparable separate account clients and/or sub-advised funds.

The Board also noted that each Fund's management fee is a single fee that compensates the Adviser for its services as investment adviser and manager under the Agreements, and further noted that, for comparative purposes, where possible, Broadridge aggregated the separate investment advisory and administrative fees into a single management fee for the mutual funds in the Expense Group that clearly identify two separate fees. The Board noted that some mutual funds in the Expense Group may pay directly from fund assets for certain services that the Adviser is compensated for out of the management fee for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its respective Expense Group as a way of taking account of these differences. The Board also considered the Adviser's agreement to continue the expense limitation agreement for each Fund. In addition, the Board considered the Adviser's agreement to continue the investment advisory fee waiver agreement for Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund and Oakmark International Fund.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Broadridge. The Board examined the estimated pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds, for purposes of calculating its estimated profitability, and recognized that the methodology may not reflect all of the costs or risks associated with offering and managing a mutual fund complex. The Board also recognized that the Adviser and its affiliates are entitled to earn a reasonable level of profits for services they provide to each Fund.

Economies of Scale

The Board considered whether each Fund's management fee structure reflects any potential economies of scale that may be realized by the Adviser for the benefit of each Fund's shareholders. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as Fund assets increase. In addition, the Board considered each Fund's expense limitation agreement and the investment advisory fee waiver agreement for Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund and Oakmark International Fund that reduces each Fund's expenses at all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provides protection from an increase in expenses if a Fund's assets decline. The Board also considered that the Adviser has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Other Benefits Derived from the Relationship with the Funds

The Board considered any fall-out benefits likely to accrue to the Adviser or its affiliates from their relationship with each Fund. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates annually. The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research and brokerage products and services benefiting the Funds and/or other clients of the Adviser, and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research and brokerage products and services was consistent with regulatory requirements.

90 OAKMARK FUNDS

Conclusion

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, in its business judgment, concluded that approval of the continuation of each Agreement was in the best interests of the respective Fund and its shareholders. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser; that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's investment management of the Fund; that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser; that the profitability of the Adviser's relationship with each Fund appeared to be reasonable in relation to the services performed; and that the benefits accruing to the Adviser and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs and risks associated with providing the investment advisory and other services to each Fund and the benefits accruing to each Fund. The Board's conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual contract approval process.

Oakmark.com 91

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

2.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

3.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

4.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

5.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

6.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

7.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. This index is unmanaged and investors cannot invest directly in this index.

8.  Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and investors cannot invest directly in this index.

9.  Compound annual growth rate (CAGR) is the rate of return that would be required for an investment to grow from its beginning balance to its ending balance, assuming the profits were reinvested at the end of each year of the investment's lifespan.

10.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

11.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasurys, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free

92 OAKMARK FUNDS

Disclosures and Endnotes (continued)

float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

14.  Authers, John. (2020, March 2). Markets Are Approaching Their Point of Revulsion. Bloomberg.

15.  ROE measures profitability as a percentage of the money shareholders have invested.

16.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

17.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

18.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

19.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

20.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

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96 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chair

Thomas H. Hayden

Hugh T. Hurley, III

Patricia Louie

Christine M. Maki

Laurence C. Morse, Ph.D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Adam D. Abbas—Vice President*

Joseph J. Allessie—Vice President and Assistant Secretary**

Anthony P. Coniaris—Executive Vice President

Rick Dercks—Vice President

Kevin G. Grant—Executive Vice President

Megan J. Claucherty—Vice President

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer***

Christopher W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

Michael A. Nicolas—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Howard M. Reich—Vice President

Zachary D. Weber—Vice President, Principal Financial Officer and Treasurer

Rana J. Wright—Vice President, Secretary and Chief Legal Officer

*  Mr. Abbas assumed his duties effective March 27, 2020.

**  Mr. Allessie became Assistant Secretary effective April 21, 2020.

***  Mr. Kane assumed his new duties effective January 1, 2020.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

DST Asset Manager Solutions, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.
Oakmark.com 97

SEMI (05/20)

Oakmark.com

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019).

(2)	Certifications of Kristi L. Rowsell, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer and Treasurer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certification of Kristi L. Rowsell, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer and Treasurer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 27, 2020

By:	/s/ Zachary D. Weber
Zachary D. Weber
Principal Financial Officer and Treasurer
Date:	May 27, 2020